Fidelity®

Intermediate Bond

Fund

Semiannual Report

October 31, 2000

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	29	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Bond	5.13%	6.57%	31.51%	99.07%
LB Int Govt/Credit Bond	5.34%	6.46%	33.43%	102.72%
Short-Intermediate Investment Grade Debt Funds Average	4.34%	5.69%	29.18%	89.40%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 128 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Bond	6.57%	5.63%	7.13%
LB Int Govt/Credit Bond	6.46%	5.94%	7.32%
Short-Intermediate Investment Grade Debt Funds Average	5.69%	5.25%	6.59%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Bond Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $19,907 - a 99.07% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,272 - a 102.72% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended October 31,	Years ended April 30,
	2000	2000	1999	1998	1997	1996
Dividend returns	3.37%	6.17%	6.13%	6.69%	6.61%	6.65%
Capital returns	1.76%	-4.73%	-0.10%	2.01%	-0.59%	0.20%
Total returns	5.13%	1.44%	6.03%	8.70%	6.02%	6.85%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended October 31, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.41¢	31.96¢	63.24¢
Annualized dividend rate	6.46%	6.50%	6.48%
30-day annualized yield	6.69%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.86 over the past one month, $9.76 over the past six months and $9.76 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Strong technical factors in the market helped most investment-grade bonds overcome unusually volatile market conditions, enabling them to handily outperform most major U.S. equity indexes during the six-month period that ended October 31, 2000. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 5.80% during this time frame. Treasuries continued their hot streak from the beginning of 2000 thanks to a swelling federal surplus and the U.S. government's decision to buy back increasingly larger amounts of outstanding long-term debt. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights-to-safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 5.50% during the period. Mortgage and agency securities rallied back from their period lows in May to post formidable six-month returns. Discount mortgages were boosted by higher-than-normal prepayment activity supported by a strong housing market. Agencies staged a comeback behind reduced political risk surrounding government-sponsored enterprises. During the past six months, the Lehman Brothers Mortgage-Backed Securities and U.S. Agency indexes returned 6.24% and 6.08%, respectively. The corporate sector was the worst-performing segment of the market, plagued by deteriorating credit conditions and growing supply pressures. The Lehman Brothers Credit Bond Index posted a 5.37% return during the six-month period.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Intermediate Bond Fund

Q. How did the fund perform, Ford?

A. For the six-month period that ended October 31, 2000, the fund posted a total return of 5.13%, topping the intermediate investment grade debt funds average tracked by Lipper Inc., which returned 4.34%. The Lehman Brothers Intermediate Government/Credit Bond Index returned 5.34% during the same period. For the 12 months that ended October 31, 2000, the fund returned 6.57%, outpacing both the Lipper average and Lehman Brothers index, which returned 5.69% and 6.46%, respectively.

Q. What factors influenced the fund's performance during the six-month period?

A. Favorable sector allocation and security selection were the biggest factors. Assuming a more defensive posture by way of further diversification was a key strategy given the extreme volatility that plagued the bond market during the past six months. With "negative event risk" threatening the credit quality of many corporate bonds during the period, I chose to reposition the fund in higher-quality, shorter-term issues, which suffered the least. This move helped mitigate the effects of our overweighting in corporates relative to the index. While we were able to avoid most of the major blow-ups in the sector during the period, the exposure we did have detracted from relative performance. Although underweighted in Treasuries, we owned longer-dated securities than the Lehman Brothers benchmark, which helped as the prices of these issues jumped in response to the U.S. Treasury's decision to reduce both outstanding and new issue supply of long-term debt. We also benefited by owning some callable Treasuries, which offered us the combination of a higher yield, as well as some price appreciation when the government surprisingly included these bonds in its buyback campaign. Unfortunately, much of what we gained in Treasuries, we gave back by underweighting agencies, a sector that rebounded nicely during the period. The political risk faced by dominant issuers Fannie Mae and Freddie Mac potentially losing their implicit government backing weighed heavily on the sector early on. Since we had little insight into how that outcome would be decided, I felt it prudent to remain underweighted in agencies, while pursuing more attractive opportunities elsewhere.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What was behind the fund's success relative to its peers?

A. A combination of factors led to the fund's success relative to its peers. First off, I believe many of our peers were more highly concentrated in some of the benchmark's largest issuers, which left them more heavily exposed to some of the enormous credit blowups that marked the six-month period. Second, the fund had an insignificant amount of poorly performing non-investment-grade debt, which also boosted relative returns. Finally, having a slightly longer duration - a measure of how sensitive the fund's share price is to changing interest rates - than some of our competitors helped in light of the unique technical backdrop painted by the Treasury buybacks. Under normal circumstances when the Federal Reserve Board is raising interest rates, it's appropriate to be shorter than the index. So basically, anyone who followed conventional wisdom got hurt.

Q. How did some of your other strategies play out for the fund?

A. Having exposure to a few of the bright spots within corporates, namely energy, entertainment and even tobacco, helped offset some of our losses. Although we were heavily invested in telecommunications, our strategy of overweighting strong performing European issuers at the expense of U.S. carriers paid off. An out-of-benchmark position in discount mortgages also worked out nicely for us, as we benefited from a pick-up in prepayment activity related to strong housing turnover. Allocating some assets to high-quality asset-backed and commercial mortgage-backed securities provided the fund with some stability, which was important in a declining credit environment. Their yield spreads widened somewhat during the period, but not enough to fully neutralize the yield advantage they offered relative to Treasuries.

Q. What's your outlook?

A. I remain cautious. We're at a crossroads in that the debt markets are anticipating a significant economic downturn, which is not supported by current economic data. So, given this uncertainty, I believe it's prudent to err on the side of caution, which leads to a very diversified portfolio in terms of sectors as well as individual names. I feel the fund should remain overweighted in the spread sectors, which currently offer historically attractive value opportunities, but it should remain defensively positioned.

Fund Facts

Goal: high current income by investing mainly in investment-grade debt securities while normally maintaining an average maturity between three and 10 years

Fund number: 032

Trading symbol: FTHRX

Start date: May 23, 1975

Size: as of October 31, 2000, more than $3.3 billion

Manager: Ford O'Neil, since 1998; manager, various Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil on compelling value in today's credit markets:

"The spread sectors are as cheap as they've ever been, especially in light of today's strong economic environment. To begin with, corporates are an extraordinarily cheap sector, with the widest spreads seen in over a decade - double the levels we had at the height of the global economic crisis in 1998. Again, since we feel the economy, although slowing, is not heading toward a severe economic recession, corporates are all the more attractive on a historical basis. Turning to mortgages, one would think that with spreads where they are today, we'd be seeing a refinancing wave coming around the corner. Maybe so, but I certainly don't see that happening any time soon, particularly given the fact that mortgage rates remain approximately 1% above the yield levels that triggered the refinancing wave that hit toward the end of 1998 and beginning of 1999. Finally, agency yield spreads relative to Treasuries hit their widest levels in May at the height of the political controversy surrounding government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac. Although agency spreads tightened a bit toward the end of the six-month period when legislation stalled, they still remain attractive, albeit less so than the corporate and mortgage markets. After the presidential election, legislation could pick up again, which could cause problems for agencies in their quest to possibly replace Treasuries as the benchmark issue. Even though I still view agencies as a core position, I intend to maintain a slight underweighting in the sector overall."

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Investment Changes

Quality Diversification as of October 31, 2000
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	38.3	38.2
Aa	8.2	5.6
A	22.2	22.6
Baa	25.3	29.8
Ba and Below	0.6	1.0
Not Rated	1.0	1.1
Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings.
Average Years to Maturity as of October 31, 2000
6 months ago
Years	6.1	5.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2000
6 months ago
Years	3.5	3.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Corporate Bonds 49.7%		Corporate Bonds 51.8%
	U.S. Government and Government Agency Obligations 28.7%		U.S. Government and Government Agency Obligations 29.3%
	Asset-Backed Securities 9.1%		Asset-Backed Securities 9.3%
	CMOs and Other Mortgage Related Securities 5.0%		CMOs and Other Mortgage Related Securities 4.0%
	Other Investments 4.4%		Other Investments 4.3%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	15.2%	** Foreign investments	13.8%

Semiannual Report

Investments October 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 49.7%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.3%
Defense Electronics - 0.3%
Raytheon Co. 7.9% 3/1/03	Baa2	$ 10,000	$ 10,116
BASIC INDUSTRIES - 1.3%
Chemicals & Plastics - 0.5%
Pharmacia Corp. 5.75% 12/1/05	A1	16,000	15,149
Paper & Forest Products - 0.8%
Abitibi-Consolidated, Inc. yankee:
8.3% 8/1/05	Baa3	3,380	3,417
8.55% 8/1/10	Baa3	12,285	12,114
Fort James Corp.:
6.5% 9/15/02	Baa2	11,950	11,767
6.625% 9/15/04	Baa2	525	500
			27,798
TOTAL BASIC INDUSTRIES			42,947
CONSTRUCTION & REAL ESTATE - 1.7%
Real Estate - 0.7%
Arden Realty LP 8.875% 3/1/05	Baa3	4,365	4,446
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	6,060	5,885
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	11,700	11,422
			21,753
Real Estate Investment Trusts - 1.0%
Avalonbay Communities, Inc.:
6.58% 2/15/04	Baa1	6,635	6,465
8.25% 7/15/08	Baa1	6,500	6,605
CenterPoint Properties Trust 7.125% 3/15/04	Baa2	9,000	8,768
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	3,125	3,030
6.763% 6/15/07	Baa1	4,700	4,410
Spieker Properties LP 6.8% 5/1/04	Baa2	4,705	4,575
			33,853
TOTAL CONSTRUCTION & REAL ESTATE			55,606
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
DURABLES - 1.2%
Autos, Tires, & Accessories - 0.7%
Daimler-Chrysler North America Holding Corp. 7.4% 1/20/05	A1	$ 12,500	$ 12,535
Enron Corp. Series A, 8.375% 5/23/05	Baa1	8,915	9,273
			21,808
Textiles & Apparel - 0.5%
Jones Apparel Group, Inc./Jones Apparel Group Hldgs., Inc./Jones Apparel Group USA, Inc. 6.25% 10/1/01	Baa2	5,500	5,384
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	12,580	11,617
			17,001
TOTAL DURABLES			38,809
ENERGY - 2.0%
Energy Services - 0.5%
Baker Hughes, Inc. 5.8% 2/15/03	A2	7,800	7,583
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	Baa2	9,300	8,868
			16,451
Oil & Gas - 1.5%
Canada Occidental Petroleum Ltd. 7.125% 2/4/04	Baa2	13,450	13,279
Occidental Petroleum Corp. 6.35% 11/9/00	Baa3	5,000	5,000
Phillips Petroleum Co. 8.5% 5/25/05	Baa2	3,500	3,688
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	9,700	9,291
The Coastal Corp. 6.2% 5/15/04	Baa2	8,500	8,251
Union Pacific Resources Group, Inc. 7% 10/15/06	Baa1	10,000	9,918
			49,427
TOTAL ENERGY			65,878
FINANCE - 25.9%
Banks - 10.2%
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	A1	15,995	15,569
Banc One Corp. 7.6% 5/1/07	A1	10,000	9,944
Bank of America Corp. 7.875% 5/16/05	Aa2	8,750	8,986
Bank of Montreal 6.1% 9/15/05	A1	3,000	2,857
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCE - continued
Banks - continued
Bank of New York Co., Inc. 6.625% 6/15/03	A1	$ 7,200	$ 7,152
Bank One Capital III 8.75% 9/1/30	Aa3	12,000	11,717
Bank One Corp. 7.625% 8/1/05	Aa3	2,000	2,023
BankAmerica Corp. 5.75% 3/1/04	Aa2	5,000	4,807
BanPonce Financial Corp. 6.75% 8/9/01	A3	3,850	3,839
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	6,000	6,041
Capital One Bank:
6.375% 2/15/03	Baa2	9,860	9,568
6.48% 6/28/02	Baa2	7,975	7,778
6.65% 3/15/04	Baa3	12,500	11,983
Chase Manhattan Corp.:
5.75% 4/15/04	Aa3	7,200	6,912
6.375% 4/1/08	A1	3,500	3,286
7.25% 6/1/07	A1	6,303	6,266
Crestar Finanical Corp. 8.75% 11/15/04	A2	7,100	7,453
Den Danske Bank AS 6.375% 6/15/08 (c)(d)	A1	15,800	15,089
First Chicago Corp. 6.3% 11/1/01	Aa3	2,000	1,989
First National Boston Corp. 7.375% 9/15/06	A2	4,950	4,950
First Security Corp.:
5.875% 11/1/03	Aa2	1,750	1,686
7.5% 9/1/02	Aa3	5,300	5,300
First Tennessee National Corp. 6.75% 11/15/05	A3	7,020	6,839
Firstar Bank, Milwaukee 6.25% 12/1/02	Aa3	2,500	2,462
FleetBoston Financial Corp. 7.25% 9/15/05	A2	8,450	8,468
Kansallis-Osake-Pankki (NY Branch) yankee 10% 5/1/02	A1	17,415	18,083
Key Bank NA 5.8% 4/1/04	Aa3	7,000	6,669
Korea Development Bank 7.375% 9/17/04	Baa2	7,890	7,705
MBNA Corp. 6.34% 6/2/03	Baa2	2,900	2,800
Mellon Financial Co. 9.25% 8/15/01	A2	4,000	4,059
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	12,000	11,531
Midland Bank PLC 8.625% 12/15/04	Aa3	9,750	10,275
National Australia Bank Ltd.:
yankee 6.4% 12/10/07 (d)	A1	9,875	9,585
yankee 6.6% 12/10/07	A1	10,000	9,428
NationsBank Corp. 6.5% 8/15/03	Aa3	4,000	3,953
Norwest Corp. 6.5% 6/1/05	Aa2	5,000	4,870
Popular, Inc. 6.2% 4/30/01	A3	7,545	7,504
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCE - continued
Banks - continued
Providian National Bank:
6.25% 5/7/01	Baa3	$ 8,875	$ 8,814
6.75% 3/15/02	Baa3	3,425	3,380
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	20,205	21,046
State Street Corp. 7.65% 6/15/10	A1	3,000	3,059
Swiss Bank Corp. 6.75% 7/15/05	Aa2	4,000	3,933
Union Planters Corp. 6.75% 11/1/05	Baa2	9,000	8,661
Wachovia Corp. 6.925% 10/15/03	Aa3	17,750	17,717
Wells Fargo & Co. 7.2% 5/1/03	Aa2	2,250	2,265
			338,301
Credit & Other Finance - 10.2%
Abbey National Capital Trust I 8.963% 12/29/49 (d)	Aa3	4,050	4,034
Aristar, Inc. 6% 5/15/02	A3	11,200	11,010
Associates Corp. of North America:
5.8% 4/20/04	A1	6,750	6,484
6% 4/15/03	A1	6,910	6,758
CIT Group Holdings, Inc. 6.5% 6/14/02	A1	6,100	6,005
CIT Group, Inc. 7.375% 3/15/03	A1	1,700	1,703
Citigroup, Inc.:
7.25% 10/1/10	Aa3	15,000	14,881
9.5% 3/1/02	Aa2	2,000	2,065
Countrywide Funding Corp. 6.45% 2/27/03	A3	15,900	15,682
Duke Capital Corp. 7.5% 10/1/09	A3	14,500	14,582
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (c)	Baa1	10,258	9,964
ERP Operating LP 6.55% 11/15/01	A3	3,150	3,125
Ford Motor Credit Co.:
7.5% 3/15/05	A2	3,500	3,511
7.6% 8/1/05	A2	10,000	10,053
7.875% 6/15/10	A2	10,000	10,028
General Motors Acceptance Corp.:
5.5% 1/14/02	A2	7,500	7,361
5.75% 11/10/03	A2	6,000	5,791
7.625% 6/15/04	A2	8,500	8,637
9% 10/15/02	A2	9,000	9,333
GS Escrow Corp. 7.125% 8/1/05	Ba1	2,500	2,293
Heller Financial, Inc. 6.5% 7/22/02	A3	8,200	8,083
Household Finance Corp. 8% 5/9/05	A2	6,000	6,136
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - continued
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	$ 10,000	$ 10,520
Norwest Financial, Inc. 5.375% 9/30/03	Aa2	7,050	6,747
PNC Funding Corp. 6.95% 9/1/02	A2	12,500	12,506
Popular North America, Inc.:
6.625% 10/27/02	A3	5,000	4,958
7.375% 9/15/01	A3	8,420	8,404
Qwest Capital Funding, Inc. 7.75% 8/15/06 (c)	Baa1	4,000	4,056
Scotland International Finance No. 2 BV yankee:
7.7% 8/15/10 (c)	A1	8,000	7,938
8.8% 1/27/04 (c)	A1	5,250	5,449
Sears Roebuck Acceptance Corp.:
6% 3/20/03	A3	3,425	3,338
6.95% 5/15/02	A3	1,730	1,723
Spear, Leeds & Kellogg LP/SLK Capital Corp. 8.25% 8/15/05 (c)	A3	9,000	9,316
Sprint Capital Corp. 6.875% 11/15/28	Baa1	11,500	9,394
Textron Financial Corp. 7.125% 12/9/04	A2	12,675	12,675
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	14,146	14,287
TXU Eastern Funding:
6.15% 5/15/02	Baa1	12,000	11,744
6.75% 5/15/09	Baa1	13,500	12,153
U.S. West Capital Funding, Inc. 6.375% 7/15/08	Baa1	15,800	14,708
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	7,900	7,979
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (b)(c)	A1	3,500	3,478
Unilever Capital Corp. 6.75% 11/1/03	A1	10,000	9,951
			338,843
Insurance - 1.6%
American General Corp. 6.25% 3/15/03	A2	11,000	10,787
Metropolitan Life Insurance Co.:
6.3% 11/1/03 (c)	A1	4,500	4,404
7% 11/1/05 (c)	A1	5,000	4,903
New York Life Insurance Co. 6.4% 12/15/03 (c)	Aa3	10,000	9,808
The Saint Paul Companies, Inc. 7.875% 4/15/05	A1	6,500	6,662
Western National Corp. 7.125% 2/15/04	A2	18,430	18,320
			54,884
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCE - continued
Savings & Loans - 1.4%
H.F. Ahmanson & Co.:
7.875% 9/1/04	Baa1	$ 1,250	$ 1,262
8.25% 10/1/02	A3	6,400	6,520
Home Savings of America FSB 6.5% 8/15/04	A3	9,550	9,248
Long Island Savings Bank FSB:
6.2% 4/2/01	Baa3	7,030	6,982
7% 6/13/02	Baa3	10,700	10,627
Sovereign Bancorp, Inc. 6.625% 3/15/01	Ba3	10,500	10,418
			45,057
Securities Industry - 2.5%
Amvescap PLC yankee:
6.375% 5/15/03	A2	15,650	15,163
6.6% 5/15/05	A2	10,785	10,308
Goldman Sachs Group LP:
6.6% 7/15/02 (c)	A1	4,200	4,140
7.875% 1/15/03 (c)	A1	3,000	3,041
Goldman Sachs Group, Inc. 7.625% 8/17/05	A1	4,000	4,048
Lehman Brothers Holdings 7% 5/15/03	A3	10,000	9,956
Merrill Lynch & Co., Inc. 5.71% 1/15/02	Aa3	15,250	15,000
Morgan Stanley Dean Witter & Co. 7.125% 1/15/03	Aa3	12,250	12,297
Salomon Smith Barney Holdings, Inc. 7.3% 5/15/02	Aa3	8,000	8,037
			81,990
TOTAL FINANCE			859,075
INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%
Tyco International Group SA:
6.875% 9/5/02	Baa1	5,500	5,458
yankee:
6.125% 6/15/01	Baa1	5,250	5,203
6.375% 6/15/05	Baa1	19,600	18,896
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			29,557
MEDIA & LEISURE - 2.1%
Broadcasting - 1.2%
British Sky Broadcasting Group PLC 7.3% 10/15/06	Ba1	9,050	8,211
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Broadcasting - continued
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	$ 5,880	$ 5,926
Continental Cablevision, Inc. 8.3% 5/15/06	A2	11,501	11,779
Cox Communications, Inc. 6.5% 11/15/02	Baa2	1,500	1,479
Hearst-Argyle Television, Inc. 7% 11/15/07	Baa3	6,500	6,167
TCI Communications, Inc.:
8% 8/1/05	A2	2,748	2,783
8.65% 9/15/04	A2	2,000	2,073
			38,418
Entertainment - 0.4%
Viacom, Inc. 6.75% 1/15/03	Baa1	14,398	14,295
Publishing - 0.5%
News America Holdings, Inc. 8.625% 2/1/03	Baa3	4,000	4,087
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa2	11,500	11,998
			16,085
TOTAL MEDIA & LEISURE			68,798
NONDURABLES - 2.3%
Beverages - 0.2%
Seagram JE & Sons, Inc. 6.625% 12/15/05	Baa3	5,650	5,689
Foods - 0.9%
ConAgra Foods, Inc.:
5.5% 10/15/02	Baa1	12,000	11,636
7.875% 9/15/10	Baa1	11,750	11,924
Nabisco, Inc. 6.85% 6/15/05	Baa2	8,750	8,388
			31,948
Tobacco - 1.2%
Imperial Tobacco Overseas Bv 7.125% 4/1/09	Baa2	9,500	8,719
Philip Morris Companies, Inc.:
6.8% 12/1/03	A2	13,370	12,973
7% 7/15/05	A2	3,000	2,885
7.625% 5/15/02	A2	3,000	2,987
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
NONDURABLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
7.375% 5/15/03	Baa2	$ 5,125	$ 4,850
7.75% 5/15/06	Baa2	9,000	8,209
			40,623
TOTAL NONDURABLES			78,260
RETAIL & WHOLESALE - 1.0%
General Merchandise Stores - 0.8%
Dayton Hudson Corp. 9.75% 7/1/02	A2	2,200	2,288
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	9,300	8,746
8.125% 10/15/02	Baa1	6,535	6,510
8.5% 6/15/03	Baa1	8,905	8,842
			26,386
Grocery Stores - 0.2%
Safeway, Inc. 7% 9/15/02	Baa2	7,500	7,483
TOTAL RETAIL & WHOLESALE			33,869
TECHNOLOGY - 1.1%
Communications Equipment - 0.3%
Marconi PLC yankee 8.375% 9/15/30	A3	11,000	10,441
Computers & Office Equipment - 0.8%
Comdisco, Inc.:
6% 1/30/02	Baa2	11,850	8,769
6.65% 11/13/01	Baa2	3,000	2,370
7.25% 9/1/02	Baa2	7,500	5,475
Compaq Computer Corp. 7.45% 8/1/02	Baa2	9,200	9,186
			25,800
TOTAL TECHNOLOGY			36,241
TRANSPORTATION - 2.8%
Air Transportation - 0.9%
Continental Airlines, Inc. pass thru trust certificates:
7.42% 10/1/08	Baa1	7,545	7,447
7.434% 3/15/06	Baa1	2,665	2,614
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
TRANSPORTATION - continued
Air Transportation - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
7.73% 9/15/12	Baa1	$ 981	$ 958
Delta Air Lines, Inc. 7.7% 12/15/05	Baa3	10,500	10,139
Qantas Airways Ltd. 7.75% 6/15/09 (c)	Baa1	8,500	8,557
			29,715
Railroads - 1.9%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	19,000	18,668
Canadian National Railway Co. yankee 6.625% 5/15/03	Baa2	8,000	7,868
CSX Corp.:
6.46% 6/22/05	Baa2	5,000	4,788
7.05% 5/1/02	Baa2	5,000	4,973
7.25% 5/1/04	Baa2	6,000	5,978
Union Pacific 6.34% 11/25/03	Baa3	10,300	10,021
Wisconsin Central Transportation Corp. 6.625% 4/15/08	Baa2	11,070	9,991
			62,287
TOTAL TRANSPORTATION			92,002
UTILITIES - 7.1%
Cellular - 0.6%
Vodafone AirTouch PLC:
7.625% 2/15/05 (c)	A2	7,500	7,609
7.75% 2/15/10 (c)	A2	13,000	13,199
			20,808
Electric Utility - 2.4%
Avon Energy Partners Holdings 6.73% 12/11/02 (c)	Baa2	18,500	18,072
Commonwealth Edison Co. 7.375% 9/15/02	Baa1	7,500	7,533
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	5,000	5,066
8.125% 6/15/10	Baa1	5,395	5,563
Illinois Power Co. 6.25% 7/15/02	Baa1	5,000	4,929
Niagara Mohawk Power Corp.:
5.875% 9/1/02	Baa2	4,800	4,690
7.375% 8/1/03	Baa2	2,500	2,523
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - continued
Niagara Mohawk Power Corp.: - continued
8% 6/1/04	Baa2	$ 4,269	$ 4,375
8.875% 5/15/07	Baa3	2,485	2,612
Philadelphia Electric Co.:
6.5% 5/1/03	Baa1	4,800	4,719
6.625% 3/1/03	Baa1	8,980	8,861
Public Service Electric & Gas Co. 6.125% 8/1/02	A3	5,800	5,705
Texas Utilities Electric Co. 8.125% 2/1/02	A3	6,000	6,061
			80,709
Gas - 1.3%
CMS Panhandle Holding Co. 6.125% 3/15/04	Baa3	6,250	5,897
Consolidated Natural Gas Co. 7.375% 4/1/05	A2	5,750	5,774
Enserch Corp. 6.25% 1/1/03	Baa2	4,000	3,922
Kern River Funding Corp. 6.42% 3/31/01 (c)	A2	1,858	1,849
Reliant Energy Resources Corp. 8.125% 7/15/05 (c)	Baa1	8,000	8,096
Sempra Energy 7.95% 3/1/10	A2	10,000	10,090
Sonat, Inc. 6.875% 6/1/05	Baa2	2,755	2,713
Southwest Gas Corp. 9.75% 6/15/02	Baa2	3,840	3,957
			42,298
Telephone Services - 2.8%
Cable & Wireless Optus Ltd. 8% 6/22/10 (c)	Baa1	7,900	8,158
Deutsche Telekom International Finance BV 8.25% 6/15/30	A2	6,890	7,031
Telecomunicaciones de Puerto Rico, Inc.:
6.15% 5/15/02	Baa2	10,345	10,157
6.65% 5/15/06	Baa2	9,110	8,658
Telefonica Europe BV:
7.35% 9/15/05	A2	8,200	8,235
8.25% 9/15/30	A2	8,600	8,855
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	19,519	18,709
7.7% 7/20/29	Baa1	8,000	7,548
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
WorldCom, Inc.:
6.125% 8/15/01	A3	$ 2,345	$ 2,322
7.75% 4/1/07	A3	1,950	1,973
8.875% 1/15/06	A3	11,326	11,687
			93,333
TOTAL UTILITIES			237,148
TOTAL NONCONVERTIBLE BONDS (Cost $1,672,659)			1,648,306
U.S. Government and Government Agency Obligations - 21.3%

U.S. Government Agency Obligations - 8.3%
Fannie Mae:
5.125% 2/13/04	Aaa	34,720	33,320
6.375% 10/15/02	Aaa	15,000	14,993
6.5% 8/15/04	Aaa	43,415	43,388
7% 7/15/05	Aaa	9,500	9,680
Federal Farm Credit Bank 5.54% 9/10/03	Aaa	1,000	974
Federal Home Loan Bank:
5.125% 9/15/03	Aaa	4,885	4,715
6.5% 8/15/07	Aaa	20,000	19,791
Financing Corp. - coupon STRIPS:
0% 12/6/03	Aaa	2,168	1,773
0% 10/5/05	Aaa	1,000	727
Freddie Mac:
5.85% 2/21/06	Aaa	2,425	2,342
6.875% 1/15/05	Aaa	6,330	6,411
7% 7/15/05	Aaa	14,595	14,869
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	2,973	2,886
Series 1993-D, 5.23% 5/15/05	Aaa	2,357	2,284
Series 1995-A, 6.28% 6/15/04	Aaa	16,007	15,870
Series 1996-A, 6.55% 6/15/04	Aaa	8,212	8,180
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-B, 7.5% 1/26/06	Aaa	$ 2,015	$ 2,054
Series 1997-A, 6.104% 7/15/03	Aaa	10,000	9,915
Overseas Private Investment Corp. U.S. Government guaranteed participation certificate:
Series 1994-195, 6.08% 8/15/04 (callable)	Aaa	6,640	6,600
Series 1996-A1, 6.726% 9/15/10 (callable)	-	14,783	14,979
Series 1998-196A, 5.926% 6/15/05 (callable)	-	7,964	7,834
Private Export Funding Corp. secured:
5.31% 11/15/03 (c)	Aaa	8,115	7,821
5.8% 2/1/04	Aaa	11,900	11,692
6.62% 10/1/05	Aaa	10,000	10,061
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	Aaa	2,917	2,860
6.625% 8/15/03	Aaa	15,800	15,848
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	Aaa	3,715	3,711
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			275,578
U.S. Treasury Obligations - 13.0%
U.S. Treasury Bonds:
10.75% 5/15/03	Aaa	42,525	47,170
12% 8/15/13	Aaa	115,350	157,648
14% 11/15/11	Aaa	62,800	87,861
U.S. Treasury Notes:
5.5% 2/15/08	Aaa	123,675	121,047
7% 7/15/06	Aaa	15,000	15,812
TOTAL U.S. TREASURY OBLIGATIONS			429,538
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $719,312)			705,116
U.S. Government Agency - Mortgage Securities - 7.4%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 5.5%
6.5% 3/1/13 to 10/1/30	Aaa	$ 67,800	$ 65,778
7% 7/1/25 to 11/1/30	Aaa	26,551	26,030
7.5% 8/1/13 to 8/1/30	Aaa	84,362	84,289
8% 7/1/30 to 8/1/30	Aaa	6,874	6,958
12.5% 4/1/14 to 8/1/15	Aaa	131	148
TOTAL FANNIE MAE			183,203
Freddie Mac - 0.8%
7.5% 9/1/30 to 10/1/30	Aaa	26,009	25,993
8.5% 6/1/13	Aaa	25	25
TOTAL FREDDIE MAC			26,018
Government National Mortgage Association - 1.1%
7.5% 3/15/28 to 11/1/30	Aaa	533	535
8% 7/15/17 to 5/15/22	Aaa	35,388	36,217
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			36,752
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $245,734)			245,973
Asset-Backed Securities - 9.1%

American Express Master Trust 5.9% 5/15/03	Aaa	12,000	11,786
Americredit Automobile Receivables Trust 7.02% 12/15/05	Aaa	8,000	8,044
ANRC Auto Owner Trust 6.75% 12/15/03	Aaa	13,000	13,000
BankAmerica Manufacturing Housing Contract Trust V:
6.11% 1/10/08	Aaa	10,500	10,438
6.2% 4/10/09	Aaa	7,930	7,838
Capita Equipment Receivables Trust 6.45% 8/15/02	Aa3	12,420	12,342
Caterpillar Financial Asset Trust 6.2% 4/25/04	Aaa	6,185	6,154
Chase Manhattan Grantor Trust 6.76% 9/15/02	A3	350	350
Chevy Chase Auto Receivables Trust 6.2% 3/20/04	Aaa	2,907	2,885
CIT Marine Trust 5.8% 4/15/10	Aaa	6,000	5,904
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	1,170	1,168
CS First Boston Mortgage Securities Corp. 7% 3/15/27	Aaa	2,156	2,154
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Dayton Hudson Credit Card Master Trust 5.9% 5/25/06	Aaa	$ 4,500	$ 4,415
Discover Card Master Trust I 5.6% 5/15/06	Aaa	12,760	12,349
Fidelity Funding Auto Trust 6.99% 11/15/02 (c)	Aaa	573	573
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	7,080	7,017
6.4% 12/15/02	Aa2	3,810	3,791
7.03% 11/15/03	Aaa	8,612	8,681
7.09% 11/17/03	Aaa	10,000	10,050
Green Tree Financial Corp.:
6.68% 1/15/29	AAA	21,000	20,849
7.15% 7/15/27	Aaa	542	541
Key Auto Finance Trust 6.65% 10/15/03	Baa3	638	636
MBNA Master Credit Card Trust II:
6.4% 1/18/05	Aaa	7,000	6,976
6.55% 1/15/07	Aaa	8,400	8,342
6.9% 1/15/08	Aaa	8,065	8,122
Navistar Financial Owner Trust 7.2% 5/17/04	Aaa	7,500	7,552
Olympic Automobile Receivables Trust 6.125% 11/15/04	Aaa	1,611	1,595
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 7.12% 2/5/03 (c)(d)	Baa2	5,626	5,608
PP&L Transition Bonds LLC:
Series 1991-1 Class A3, 6.6% 3/25/05	Aaa	4,900	4,888
Series 1999-1 Class A4, 6.72% 12/26/05	Aaa	17,000	16,989
Railcar Trust 7.75% 6/1/04	Aaa	7,205	7,329
Reliance Auto Receivables Corp., Inc. 6.1% 7/15/02 (c)	Aaa	63	63
Sears Credit Account Master Trust II 7% 7/15/08	Aaa	26,750	26,925
SLMA Student Loan Trust 6.835% 4/25/08 (d)	Aaa	22,505	22,505
Tranex Auto Receivables Owner Trust 6.334% 8/15/03 (c)	Aaa	2,588	2,578
Triad Auto Receivables Owner Trust 5.98% 9/17/05	Aaa	3,720	3,675
West Penn Funding LLC 6.63% 12/26/05	Aaa	4,000	3,992
WFS Financial Owner Trust:
5.7% 11/20/03	Aaa	15,500	15,224
7.75% 11/20/04	Aaa	7,000	7,079
TOTAL ASSET-BACKED SECURITIES (Cost $300,717)			300,407
Collateralized Mortgage Obligations - 0.3%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - 0.3%
Freddie Mac sequential pay Series 2122 Class L, 6% 11/15/26 (Cost $8,634)	Aaa	$ 9,035	$ 8,600
Commercial Mortgage Securities - 4.7%

Allied Capital Commercial Mortgage Trust sequential pay Series 1998-1 Class A, 6.31% 1/25/28 (c)	Aaa	3,788	3,750
Bankers Trust II Series 1999-S1A Class D, 8.81% 2/28/14 (c)(d)	Baa2	11,499	11,524
Commercial Mortgage Asset Trust sequential pay Series 1999-C1 Class A3, 6.64% 9/17/10	Aaa	7,500	7,394
CS First Boston Mortgage Securities Corp.:
sequential pay Series 1997-SPICE:
Class A, 6.653% 8/20/36 (c)	-	2,712	2,701
Class D, 7.332% 4/20/08	-	7,500	7,377
sequential pay Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	9,885	10,016
Series 1995-WF1 Class A2, 6.648% 12/21/27	AAA	7,268	7,166
Series 1998-FL1:
Class D, 7.1188% 12/10/00 (c)(d)	Aa1	10,200	10,199
Class E, 7.4688% 1/10/13 (c)(d)	Baa1	15,000	15,266
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	10,000	9,247
Federal Deposit Insurance Corp. REMIC Trust sequential pay Series 1996-C1 Class 1A, 6.75% 7/25/26	Aaa	5,336	5,283
FMAC Loan Receivables Trust sequential pay Series 1998-C Class A1, 5.99% 9/15/20 (c)	Aaa	3,640	3,531
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/1/15	Aaa	7,802	7,786
JP Morgan Commercial Mortgage Finance Corp. Series 2000-C10 Class A1, 7.1075% 8/15/32	Aaa	7,604	7,642
LTC Commercial Mortgage pass through certificates Series 1998-1 Class A, 6.029% 5/30/30 (c)	AAA	9,290	8,818
Midland Realty Acceptance Corp. sequential pay Series 1997-C1 Class A1, 7.315% 4/25/03	Aaa	2,293	2,287
Prudential Securities Secured Financing Corp. Series 2000-C1 Class A2, 7.727% 2/15/10	Aaa	8,000	8,345
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Resolution Trust Corp. Series 1995-C2 Class D, 7% 5/25/27	Baa2	$ 2,569	$ 2,537
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	5,000	4,922
Series 1 Class C1, 6.762% 12/15/07 (c)	A2	20,000	19,606
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $155,562)			155,397
Foreign Government and Government Agency Obligations (e) - 4.4%

Alberta Province 4.875% 10/29/03	Aa1	7,500	7,135
Chile Republic 6.875% 4/28/09	Baa1	13,800	12,751
Korean Republic yankee 8.875% 4/15/08	Baa2	10,500	10,920
Manitoba Province yankee 6.875% 9/15/02	Aa3	26,500	26,621
Nova Scotia Province yankee 9.375% 7/15/02	A3	12,033	12,494
Ontario Province yankee:
7.375% 1/27/03	Aa3	7,500	7,608
7.75% 6/4/02	Aa3	12,050	12,225
Ontario Province 7%, 8/4/05	Aa3	6,000	6,071
Quebec Province:
7% 1/30/07	A2	9,500	9,477
yankee 6.5% 1/17/06	A2	10,000	9,810
State of Israel (guaranteed by U.S. Government through Agency for International Development) yankee 7.25% 12/15/28	A2	16,000	13,336
United Mexican States:
8.5% 2/1/06	Baa3	11,750	11,715
9.875% 2/1/10	Baa3	6,850	7,107
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $152,633)			147,270
Commercial Paper - 0.7%

British Telecom PLC 6.8525% 10/9/01 (c)(d) (Cost $24,954)	25,000	24,954
Cash Equivalents - 3.7%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements:
(U.S. Government Obligations), in a joint trading account at 6.62%, dated 10/31/00 due 11/1/00	$ 119,232	$ 119,210
(U.S. Treasury Obligations), in a joint trading account at 6.55%, dated 10/31/00 due 11/1/00	2,598	2,598
TOTAL CASH EQUIVALENTS (Cost $121,808)		121,808
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $3,402,013)		3,357,831

NET OTHER ASSETS - (1.3)%		(44,471)
NET ASSETS - 100%		$ 3,313,360
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $303,760,000 or 9.2% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	67.3%	AAA, AA, A	61.1%
Baa	25.3%	BBB	24.5%
Ba	0.6%	BB	1.6%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.0%.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.8%
United Kingdom	4.6
Canada	4.4
Australia	1.1
Others (individually less than 1%)	5.1
100.0%
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $3,402,194,000. Net unrealized depreciation aggregated $44,363,000, of which $20,567,000 related to appreciated investment securities and $64,930,000 related to depreciated investment securities.

At April 30, 2000, the fund had a capital loss carryforward of approximately $36,798,000 of which $7,401,000, $5,813,000 and $23,584,000 will expire on April 30, 2005, 2006 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $121,808) (cost $3,402,013) - See accompanying schedule		$ 3,357,831
Cash		88
Receivable for investments sold		12,794
Receivable for fund shares sold		5,543
Interest receivable		52,713
Other receivables		8
Total assets		3,428,977
Liabilities
Payable for investments purchased	$ 107,731
Payable for fund shares redeemed	5,482
Distributions payable	564
Accrued management fee	1,170
Other payables and accrued expenses	670
Total liabilities		115,617
Net Assets		$ 3,313,360
Net Assets consist of:
Paid in capital		$ 3,442,053
Distributions in excess of net investment income		(1,225)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,286)
Net unrealized appreciation (depreciation) on investments		(44,182)
Net Assets, for 336,838 shares outstanding		$ 3,313,360
Net Asset Value, offering price and redemption price per share ($3,313,360 ÷ 336,838 shares)		$9.84

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)
Investment Income Interest		$ 116,951
Security lending		29
Total Income		116,980
Expenses
Management fee	$ 6,856
Transfer agent fees	3,200
Accounting and security lending fees	297
Non-interested trustees' compensation	6
Custodian fees and expenses	59
Registration fees	43
Audit	17
Legal	7
Miscellaneous	2
Total expenses before reductions	10,487
Expense reductions	(242)	10,245
Net investment income		106,735
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(19,954)
Change in net unrealized appreciation (depreciation) on investment securities		72,133
Net gain (loss)		52,179
Net increase (decrease) in net assets resulting from operations		$ 158,914

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 106,735	$ 205,419
Net realized gain (loss)	(19,954)	(48,278)
Change in net unrealized appreciation (depreciation)	72,133	(113,100)
Net increase (decrease) in net assets resulting from operations	158,914	44,041
Distributions to shareholders from net investment income	(105,481)	(203,842)
Share transactions Net proceeds from sales of shares	596,413	1,868,049
Reinvestment of distributions	101,261	195,263
Cost of shares redeemed	(637,119)	(2,218,983)
Net increase (decrease) in net assets resulting from share transactions	60,555	(155,671)
Total increase (decrease) in net assets	113,988	(315,472)
Net Assets
Beginning of period	3,199,372	3,514,844
End of period (including distributions in excess of net investment income of $1,225 and $2,479, respectively)	$ 3,313,360	$ 3,199,372
Other Information Shares
Sold	61,055	189,673
Issued in reinvestment of distributions	10,356	19,885
Redeemed	(65,284)	(225,183)
Net increase (decrease)	6,127	(15,625)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2000	Years ended April 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.670	$ 10.150	$ 10.160	$ 9.960	$ 10.050	$ 10.030
Income from Investment Operations Net investment income	.323 D	.623 D	.613 D	.646 D	.647 D	.684
Net realized and unrealized gain (loss)	.167	(.485)	(.013)	.200	(.060)	(.004)
Total from investment operations	.490	.138	.600	.846	.587	.680
Less Distributions
From net investment income	(.320)	(.618)	(.610)	(.646)	(.647)	(.660)
From net realized gain	-	-	-	-	(.030)	-
Total distributions	(.320)	(.618)	(.610)	(.646)	(.677)	(.660)
Net asset value, end of period	$ 9.840	$ 9.670	$ 10.150	$ 10.160	$ 9.960	$ 10.050
Total Return B, C	5.13%	1.44%	6.03%	8.70%	6.02%	6.85%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,313	$ 3,199	$ 3,515	$ 3,092	$ 3,083	$ 2,881
Ratio of expenses to average net assets	.65% A	.67%	.66%	.66%	.71%	.73%
Ratio of expenses to average net assets after expense reductions	.63% A, E	.66% E	.65% E	.65% E	.69% E	.71% E
Ratio of net investment income to average net assets	6.57% A	6.32%	6.00%	6.37%	6.46%	6.48%
Portfolio turnover rate	99% A	102%	108%	90%	116%	169%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes accretion of original issue discount, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies -continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Delayed Delivery Transactions. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,565,748,000 and $1,564,894,000, respectively, of which U.S. government and government agency obligations aggregated $809,990,000 and $815,751,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $ 9,106,000. The weighted average interest rate was 6.66%. Interest earned from the interfund lending program amounted to $5,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

7. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $11,000 and $231,000, respectively, under these arrangements.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

Ford E. O'Neil, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target TimelineSM  2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IBF-SANN-1200 118990
1.538685.103

Fidelity®

Small Cap Stock

Fund

Semiannual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Distributions	30

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household has an account in the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, OH 45273-8692.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

|

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 6 months	Past 1 year	Life of fund
Fidelity Small Cap Stock	4.96%	38.80%	44.56%
Fidelity Small Cap Stock (incl. 2.00% trading fee)	2.86%	36.02%	41.67%
Russell 2000 ®	-1.11%	17.41%	9.87%
Small Cap Funds Average	2.91%	28.93%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 12, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 873 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity Small Cap Stock	38.80%	14.97%
Fidelity Small Cap Stock (incl. 2.00% trading fee)	36.02%	14.10%
Russell 2000	17.41%	3.63%
Small Cap Funds Average	28.93%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Stock Fund on March 12, 1998, when the fund started, and the current 2.00% trading fee was paid. As the chart shows, by October 31, 2000, the value of the investment would have grown to $14,167 - a 41.67% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,987 - a 9.87% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper small-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the six months and one year cumulative total returns for the small-cap growth funds average were 0.22% and 38.47%, respectively. The one year average annual total return was 38.47%. The six months and one year cumulative total returns for the small-cap supergroup average were 3.75% and 28.35%, respectively. The one year average annual total return was 28.35%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity market environment during the six-month period that ended October 31, 2000, will be remembered as one of the most difficult in recent years. Three negative factors - rising interest rates, the highest oil prices in a decade and the declining value of the European currency - collectively hindered the growth of many domestic companies. As a result, investors reacted pessimistically to most stocks, regardless of market capitalization or industry. In May, the tech-heavy NASDAQ Composite Index experienced a sharp decline and failed to recoup the gains it achieved earlier in the year as the period wore on. The NASDAQ ended the six-month period with a -12.64% return. The Standard & Poor's 500SM Index, an index of 500 larger companies, declined 1.03%. Elsewhere, the Russell 2000 ® Index, a benchmark of smaller companies that had gained nearly 19% in the previous six-month period, slumped to a -1.11% return. Only the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a gain, returning 3.01% in large part because investors favored more established companies in October. For its part, the Federal Reserve Board raised the federal funds rate to 6.50% in May - its highest level in nine years - in an attempt to slow the economy and ward off inflation. Meanwhile, the euro's weakness and higher fuel costs particularly hurt multinational companies, many of which lowered third-quarter earnings targets.

(Portfolio Manager photograph)
An interview with Paul Antico, Portfolio Manager of Fidelity Small Cap Stock Fund

Q. How did the fund perform, Paul?

A. It did well. For the six months that ended October 31, 2000, the fund returned 4.96%. That compared favorably with the Russell 2000 Index's return of -1.11%, and the small cap funds average, which returned 2.91%, according to Lipper Inc. For the 12 months that ended October 31, 2000, the fund returned 38.80%, beating the returns of the Russell 2000 Index and the small cap funds average, which returned 17.41% and 28.93%, respectively.

Q. What accounted for the fund's strong relative performance?

A. I stayed with my strategy of focusing on individual stock selection, pure and simple. The volatile and uncertain market environment actually helped the fund. That's because it was a stock picker's market, where buying the right securities was more important than just being in the right sector. After the NASDAQ correction earlier in the year, I was able to sift through stocks that I had previously deemed overvalued, including many technology stocks, and I found some good companies at bargain prices. Some examples include Jupiter Media Metrix, a company that collects and distributes Internet usage data, and FileNET, which is evolving from an electronic document management software company into a successful Web content management company, leveraging its core base of customers into its new endeavor.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. You've been playing the genomics theme for some time now. How did those stocks perform?

A. The fund's genomics positions were one of the largest contributors to relative performance. Last year, the attractive underlying fundamentals of the genomics industry made these stocks a big bet for the fund. I believed that there would be tremendous potential in this area over the next decade as discoveries and developments change the way new drugs are brought to market. I continued to buy genomics companies, even after a substantial pullback in March, but rotated even more selectively into those that I believed were best poised for success. My two biggest genomics holdings, Myriad Genetics and Human Genome Sciences, suffered earlier in the period, but eventually bounced back and performed extremely well for the fund. Myriad is a well-respected, quiet company that has a terrific competitive advantage through its Myriad Diagnostics and Myriad Pharmaceuticals subsidiaries, while Human Genome Sciences is one of the only genomics companies creating a tremendous proprietary pipeline of potential drug candidates.

Q. Which other stocks helped the fund's performance?

A. Health care stocks recovered nicely during the six-month period. Caremark Rx, a pharmacy benefits manager, was helped by corporations' focused attempts to reduce the cost of prescription drugs and from the prospects of increased Medicare funding. An improving retail environment for athletic footwear sales and its close strategic ties to Nike helped Venator, the parent company of Foot Locker.

Q. What about disappointments?

A. IMAX was hurt by the financial difficulties of many movie theater companies, including bankruptcy filings by several of its larger customers. The company also was hurt after unsuccessfully putting itself up for sale. Prosoft, an information technology training company, got caught in the downdraft of dot-com stocks. However, I'm still holding the stock because I think Prosoft's business model is excellent and I believe in the company's long-term prospects. Pinnacle Systems had an unexpected shortfall in its earnings that hurt its stock price. Toward the end of the period, though, the company's earnings were coming back in line, so I remained favorable about its future.

Q. What's your outlook?

A. I continue to be pretty optimistic overall. With so many small-cap companies - approximately 8,500 in the U.S. and 19,000 worldwide - there's a large universe of stocks from which to choose. I'm finding many opportunities domestically, given the recent turbulence in the market, that haven't been available in years. Although I'm holding a bit more cash than usual - as a result of selling some companies late in the period that could be hit by a slowing economy - I'm optimistic about digging through this vast group of stocks and finding the gems that others may be missing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with small market capitalizations

Fund number: 340

Trading symbol: FSLCX

Start date: March 12, 1998

Size: as of October 31, 2000, more than $1.1 billion

Manager: Paul Antico, since inception; manager, Fidelity Advisor Consumer Industries Fund, 1997-1998; several Fidelity Select Portfolios, 1993-1998; joined Fidelity in 1991

3

Paul Antico on the advantages of Fidelity's small-cap analytical depth:

"For large-cap stocks, a tremendous amount of research and information is readily available. For small caps, discovery and research have proportionately greater importance, because you win by finding the companies that others haven't yet discovered. The name of the game in managing small-cap stocks is constantly scavenging through the thousands of companies in the U.S. and international markets, trying to find the best opportunities. Because of the strength and number of our research resources and personnel, I feel the fund has an excellent opportunity to find those winners. With the industry's largest research team analyzing and monitoring stocks, Fidelity can do much broader and more thorough work to ensure we've made informed stock selections and to find new potential winners. The Securities and Exchange Commission's recently enacted Regulation FD (for Fair Disclosure) limits the amount of information companies may provide directly to investment managers, making labor-intensive, outside research even more important. Given the size and resources I have available to me at Fidelity, I can do that necessary research."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
CEC Entertainment, Inc.	4.1	3.5
Venator Group, Inc.	3.7	1.5
Myriad Genetics, Inc.	3.5	2.8
Pinnacle Systems	2.8	3.1
Papa John's International, Inc.	2.7	2.0
Caremark Rx, Inc.	2.5	0.8
Ultimate Electronics, Inc.	2.4	0.6
MapInfo Corp.	2.0	1.9
Apartment Investment & Management Co. Class A	1.8	1.8
I-Stat Corp.	1.7	1.2
	27.2	19.2
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	15.3	10.4
Retail & Wholesale	14.9	10.3
Media & Leisure	11.2	14.6
Services	9.6	15.8
Health	9.4	11.0
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks 88.3%		Stocks 94.6%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 11.7%		Short-Term Investments and Net Other Assets 5.0%
* Foreign investments	13.9%	** Foreign investments	19.9%

Semiannual Report

Investments October 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.0%
Aerospace & Defense - 0.8%
Alliant Techsystems, Inc. (a)	32,600	$ 2,931,963
BE Aerospace, Inc. (a)	201,300	3,321,450
Primex Technologies, Inc.	78,900	2,312,756
		8,566,169
Ship Building & Repair - 0.2%
Newport News Shipbuilding, Inc.	49,900	2,454,456
TOTAL AEROSPACE & DEFENSE		11,020,625
BASIC INDUSTRIES - 1.9%
Chemicals & Plastics - 0.5%
Millennium Chemicals, Inc.	182,400	2,941,200
Nissan Chemical Industries Co. Ltd.	325,000	2,397,810
		5,339,010
Metals & Mining - 0.8%
Belden, Inc.	90,000	2,334,375
Draka Holding NV	52,100	3,049,140
Murchison United NL (a)(c)	4,500,000	2,808,810
U.S. Aggregates, Inc.	88,500	1,239,000
		9,431,325
Packaging & Containers - 0.3%
Ball Corp.	75,000	2,634,375
Paper & Forest Products - 0.3%
Pactiv Corp. (a)	355,000	3,727,500
TOTAL BASIC INDUSTRIES		21,132,210
CONSTRUCTION & REAL ESTATE - 8.1%
Building Materials - 0.6%
York International Corp.	245,000	6,660,938
Construction - 0.3%
Okumura Corp.	600,000	1,759,692
Volker Wessels Stevin NV (Certificaten Van Aandelen)	132,812	2,339,165
		4,098,857
Engineering - 0.3%
Bracknell Corp. (a)	489,700	3,345,077
Real Estate - 1.6%
Boardwalk Equities, Inc. (a)	2,352,139	18,307,289
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - 5.3%
Alexandria Real Estate Equities, Inc.	511,300	$ 17,320,288
Apartment Investment & Management Co. Class A	449,300	20,527,394
BRE Properties, Inc. Class A	219,600	6,944,850
Correctional Properties Trust	322,400	3,143,400
Cousins Properties, Inc.	74,250	1,930,500
Home Properties of New York, Inc.	96,003	2,610,082
Prentiss Properties Trust (SBI)	87,600	2,222,850
Reckson Associates Realty Corp.	81,600	1,846,200
Summit Properties, Inc.	144,700	3,472,800
		60,018,364
TOTAL CONSTRUCTION & REAL ESTATE		92,430,525
DURABLES - 2.0%
Autos, Tires, & Accessories - 0.2%
Kayaba Industry Co. Ltd. (a)	1,235,000	1,980,799
Home Furnishings - 0.6%
Linens'n Things, Inc. (a)	235,100	7,229,325
Textiles & Apparel - 1.2%
Ashworth, Inc. (a)(c)	774,000	5,708,250
Gildan Activewear, Inc. Class A (a)	45,100	1,567,225
Marzotto Spa	260,000	2,522,905
Mohawk Industries, Inc. (a)	60,040	1,309,623
Tropical Sportswear International Corp. (a)	195,000	3,071,250
		14,179,253
TOTAL DURABLES		23,389,377
ENERGY - 1.2%
Coal - 0.4%
Aquarius Platinum Ltd. (a)	1,100,000	4,577,320
Energy Services - 0.2%
Canadian Crude Separators, Inc. (a)	114,400	383,212
Pason Systems, Inc. (a)	297,900	1,457,704
		1,840,916
Oil & Gas - 0.6%
Frontier Oil Corp. (a)	903,300	7,169,944
TOTAL ENERGY		13,588,180
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - 3.8%
Banks - 0.3%
Commerce Bancorp, Inc.	35,000	$ 2,119,688
Laurentian Bank	53,800	865,747
		2,985,435
Credit & Other Finance - 1.5%
Federal Agricultural Mortgage Corp. Class C (non-vtg.) (a)	223,300	4,884,688
Medallion Financial Corp. (c)	828,350	12,735,881
		17,620,569
Insurance - 2.0%
Brown & Brown, Inc.	94,000	3,055,000
Everest Re Group Ltd.	125,500	7,357,438
HCC Insurance Holdings, Inc.	263,900	5,030,594
Hilb, Rogal & Hamilton Co.	69,800	2,765,825
Kingsway Financial Services, Inc. (a)	554,600	1,912,414
RenaissanceRe Holdings Ltd.	29,600	2,147,850
		22,269,121
TOTAL FINANCE		42,875,125
HEALTH - 9.4%
Drugs & Pharmaceuticals - 6.8%
ArQule, Inc. (a)	288,300	6,666,938
CIMA Labs, Inc. (a)	87,000	4,785,000
Exelixis, Inc.	55,600	1,226,675
Geneva Proteomics (a)(d)	43,000	236,500
Human Genome Sciences, Inc. (a)	195,200	17,253,850
Myriad Genetics, Inc. (a)	333,200	39,984,000
Twinlab Corp. (a)	435,700	2,287,425
Unigene Laboratories, Inc. (a)	2,103,300	5,159,658
		77,600,046
Medical Equipment & Supplies - 2.1%
Allscripts, Inc. (a)	142,300	1,707,600
I-Stat Corp. (a)(c)	1,008,500	19,791,813
Nakanishi, Inc.	4,000	68,555
Visible Genetics, Inc. (a)	70,000	2,117,500
		23,685,468
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - 0.5%
Davita, Inc. (a)	295,000	$ 3,318,750
Sunrise Assisted Living, Inc. (a)	110,000	2,571,250
		5,890,000
TOTAL HEALTH		107,175,514
INDUSTRIAL MACHINERY & EQUIPMENT - 5.2%
Electrical Equipment - 4.4%
Allen Telecom, Inc. (a)	160,800	3,004,950
Baldor Electric Co.	50,000	993,750
C&D Technologies, Inc.	29,300	1,732,363
California Amplifier, Inc. (a)	97,500	2,437,500
Datakey, Inc. (a)(c)	792,500	4,358,750
Pinnacle Systems (a)(c)	2,560,900	32,331,363
TANDBERG Television ASA (a)	500,000	5,058,115
		49,916,791
Industrial Machinery & Equipment - 0.8%
Badger Daylighting, Inc. (a)	353,000	255,041
BOLDER Technologies Corp. (a)	146,500	567,688
CNH Global NV	760,900	7,371,219
MSC Industrial Direct, Inc. (a)	100,000	1,487,500
		9,681,448
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		59,598,239
MEDIA & LEISURE - 11.2%
Broadcasting - 0.6%
Citadel Communications Corp. (a)	230,000	2,788,750
Radio One, Inc. Class D (non-vtg.) (a)	102,800	824,006
TV Azteca SA de CV sponsored ADR	225,400	2,817,500
		6,430,256
Entertainment - 0.5%
Astral Media, Inc. Class A (non-vtg.)	84,700	2,300,391
First Choice Holidays PLC	1,000,000	1,696,149
Fitness First PLC (a)	55,000	904,975
Lakes Gaming, Inc. (a)	177,500	1,400,586
		6,302,101
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Leisure Durables & Toys - 0.2%
Callaway Golf Co.	74,700	$ 1,195,200
Koala Corp. (a)	130,200	1,302,000
		2,497,200
Lodging & Gaming - 0.1%
Scandic Hotels AB	155,100	1,582,495
Publishing - 0.3%
Banta Corp.	130,400	3,007,350
Restaurants - 9.5%
CEC Entertainment, Inc. (a)(c)	1,477,550	47,096,894
Main Street and Main, Inc. (a)	482,500	1,507,813
Outback Steakhouse, Inc. (a)	498,250	14,200,125
Papa John's International, Inc. (a)(c)	1,212,620	30,467,078
PJ America, Inc. (a)	157,200	1,188,825
Ruby Tuesday, Inc.	434,800	5,896,975
Sizzler International, Inc. (a)(c)	2,713,800	4,240,313
Sonic Corp. (a)	85,700	3,128,050
		107,726,073
TOTAL MEDIA & LEISURE		127,545,475
NONDURABLES - 1.9%
Beverages - 0.6%
Constellation Brands, Inc. Class A (a)	41,100	2,003,625
Grolsch NV	50,000	899,728
H.P. Bulmer Holdings PLC	245,000	1,694,192
NH Hoteles SA	180,000	2,032,027
		6,629,572
Foods - 1.2%
American Italian Pasta Co. Class A (a)	43,500	872,719
Corn Products International, Inc.	409,200	10,281,150
Goodman Fielder Ltd.	3,500,000	2,275,656
		13,429,525
Household Products - 0.1%
Aptargroup, Inc.	94,600	1,957,038
TOTAL NONDURABLES		22,016,135
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - 14.9%
Apparel Stores - 7.6%
AnnTaylor Stores Corp. (a)	493,400	$ 14,802,000
Christopher & Banks Corp. (a)	126,450	4,188,656
Genesco, Inc. (a)	149,400	2,651,850
Hibbett Sporting Goods, Inc. (a)(c)	642,500	16,986,094
J. Baker, Inc.	642,500	2,509,766
United Retail Group, Inc. (a)	602,400	3,237,900
Venator Group, Inc. (a)	3,020,200	42,660,325
		87,036,591
General Merchandise Stores - 1.1%
Ames Department Stores, Inc. (a)	130,200	512,663
Freds, Inc. Class A	165,200	3,489,850
Neiman Marcus Group, Inc. Class A (a)	103,800	3,853,575
T.J. Hughes PLC	542,100	2,630,348
Warehouse Group Ltd. (The)	810,000	2,017,659
		12,504,095
Grocery Stores - 0.9%
Fleming Companies, Inc.	221,584	3,143,723
Hain Celestial Group, Inc. (a)	143,874	5,709,999
Iceland Group PLC	325,000	1,543,024
		10,396,746
Retail & Wholesale, Miscellaneous - 5.3%
Advanced Marketing Services, Inc.	134,650	2,423,700
AgriBioTech, Inc. warrants 12/31/01 (a)	60,000	1
Barbeques Galore Ltd. sponsored ADR (a)	223,200	1,395,000
Coldwater Creek, Inc. (a)	81,263	2,412,495
Electronics Boutique PLC	3,473,150	3,121,716
Forzani Group Ltd. Class A (a)	871,300	2,346,358
Future Shop Ltd. (a)(c)	1,873,700	9,845,386
PC Connection, Inc.	70,000	1,908,594
PETsMART, Inc. (a)	584,600	2,594,163
Rex Stores Corp. (a)	159,700	2,934,488
Shop At Home, Inc. (a)(c)	1,631,900	3,263,800
Ultimate Electronics, Inc. (a)(c)	762,900	27,559,763
		59,805,464
TOTAL RETAIL & WHOLESALE		169,742,896
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - 9.6%
Advertising - 0.2%
ADVO, Inc. (a)	45,000	$ 1,656,563
Educational Services - 2.1%
Corinthian Colleges, Inc. (a)	28,000	1,935,500
New Horizons Worldwide, Inc. (a)(c)	593,000	8,598,500
ProsoftTraining.com (a)(c)	1,910,600	13,374,200
		23,908,200
Services - 7.3%
Bright Horizons Family Solutions, Inc. (a)	245,700	6,142,500
Caremark Rx, Inc. (a)	2,275,000	28,437,500
Childtime Learning Centers, Inc. (a)(c)	399,500	2,796,500
Cornell Companies, Inc. (a)(c)	944,100	4,720,500
Harvey Nash Group PLC	675,500	7,569,775
Jupiter Media Metrix, Inc. (a)	927,600	12,638,550
Medialink Worldwide, Inc. (a)(c)	567,100	3,827,925
Plaut AG	120,000	2,240,832
Register.com, Inc.	117,500	822,500
Ritchie Brothers Auctioneers, Inc. (a)	49,800	1,089,375
Source Information Management Co. (a)(c)	1,753,000	9,641,500
Transportes Azkar SA	191,662	1,171,315
Watson Wyatt & Co. Holdings	129,300	2,238,506
		83,337,278
TOTAL SERVICES		108,902,041
TECHNOLOGY - 15.3%
Communications Equipment - 0.7%
Cable Design Technologies Corp. (a)	76,950	1,774,659
Eltek ASA	27,700	1,040,390
Filtronic PLC	150,000	1,707,022
Lucent Technologies, Inc. (d)	1,083	18,936
TANDBERG ASA (a)	115,000	3,044,554
		7,585,561
Computer Services & Software - 7.4%
Activcard SA sponsored ADR	60,200	1,557,675
Affiliated Computer Services, Inc. Class A (a)	87,700	4,883,794
Affymetrix, Inc. (a)	148,200	8,206,575
Black Box Corp. (a)	120,500	7,937,938
Corsair Communictions, Inc. (a)	267,200	1,619,900
Datadesign AG	51,600	948,228
eFunds Corp.	200,000	1,600,000
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
Himalaya SA (a)	36,939	$ 893,584
HotJobs.com Ltd. (a)	140,000	2,187,500
ICT Automatisering NV	51,108	1,887,050
Information Resources, Inc. (a)	498,300	2,647,219
Interact Commerce Corp. (a)	169,400	1,556,363
J.D. Edwards & Co. (a)	101,000	2,613,375
Mainspring, Inc.	344,600	2,735,263
MapInfo Corp. (a)(c)	697,050	22,784,822
Mentor Graphics Corp. (a)	154,900	3,630,469
Moldflow Corp.	169,100	4,280,344
Numerical Technologies, Inc.	100,000	2,050,000
Ontrack Data International, Inc. (a)	217,300	1,589,006
T/R Systems, Inc.	174,700	1,048,200
Technology Solutions, Inc.	1,336,000	3,173,000
Triad Group PLC (a)	300,000	1,078,577
Tumbleweed Communications Corp. (a)	150,000	2,568,750
VelocityHSI, Inc. (a)(c)	840,060	892,564
		84,370,196
Computers & Office Equipment - 4.9%
Avocent Corp. (a)	32,300	2,291,281
Ciprico, Inc. (a)	105,700	1,030,575
Coinstar, Inc. (a)(c)	1,444,500	19,049,344
Extended Systems, Inc. (a)	64,500	2,515,500
FileNET Corp. (a)	370,000	9,805,000
Insight Enterprises, Inc. (a)	330,400	10,738,000
Quantum Corp. - Hard Disk Drive Group (a)	150,000	1,715,625
RadiSys Corp. (a)	137,000	3,630,500
ScanSource, Inc. (a)	27,600	1,317,900
Zebra Technologies Corp. Class A (a)	80,000	3,505,000
		55,598,725
Electronic Instruments - 0.8%
Bruker Daltonics, Inc.	70,200	2,404,350
Caliper Technologies Corp.	35,000	1,973,125
Varian, Inc. (a)	150,800	4,646,525
		9,024,000
Electronics - 1.1%
MIPS Technologies, Inc. Class A (a)	38,900	1,560,863
Muehlbauer Holding AG & Co.	47,000	4,228,323
Silicon On Insulator TEChnologies SA (SOITEC) (a)	80,000	1,813,037
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Toko, Inc.	375,000	$ 1,959,032
Virage Logic Corp.	351,500	3,515,000
		13,076,255
Photographic Equipment - 0.4%
Concord Camera Corp. (a)	120,000	3,712,500
IMAX Corp. (a)	206,500	1,017,241
		4,729,741
TOTAL TECHNOLOGY		174,384,478
TRANSPORTATION - 2.7%
Air Transportation - 1.1%
Atlantic Coast Airlines Holdings, Inc. (a)	281,600	10,067,200
CHC Helicopter Corp. Class A (a)	299,400	2,212,315
		12,279,515
Railroads - 0.2%
Wabtec Corp.	230,562	2,334,440
Shipping - 1.0%
Bergesen dy ASA:
(A Shares)	26,800	533,577
(B Shares)	122,300	2,237,516
Frontline Ltd. (a)	250,000	4,116,444
OMI Corp. (a)	359,700	2,495,419
Teekay Shipping Corp.	50,900	1,902,388
		11,285,344
Trucking & Freight - 0.4%
Covenant Transport, Inc. Class A (a)	322,400	2,921,750
TDG PLC	600,000	1,617,865
		4,539,615
TOTAL TRANSPORTATION		30,438,914
UTILITIES - 0.1%
Cellular - 0.1%
Arch Wireless, Inc. (a)	250,000	750,000
TOTAL COMMON STOCKS (Cost $903,573,703)		1,004,989,734
Cash Equivalents - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	134,923,481	$ 134,923,481
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	11,840,800	11,840,800
TOTAL CASH EQUIVALENTS (Cost $146,764,281)		146,764,281
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,050,337,984)		1,151,754,015
NET OTHER ASSETS - (1.2)%		(13,286,226)
NET ASSETS - 100%		$ 1,138,467,789
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 236,500
Lucent Technologies	5/19/00	$ 8,061
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.1%
Canada	4.4
United Kingdom	1.9
Norway	1.4
Netherlands	1.4
Bermuda	1.3
Others (individually less than 1%)	3.5
100.0%
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $1,059,381,470. Net unrealized appreciation aggregated $92,372,545, of which $219,827,395 related to appreciated investment securities and $127,454,850 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $1,050,337,984) - See accompanying schedule		$ 1,151,754,015
Cash		466,497
Receivable for investments sold		9,849,891
Receivable for fund shares sold		2,372,390
Dividends receivable		545,872
Interest receivable		707,327
Redemption fees receivable		7,075
Other receivables		173,341
Total assets		1,165,876,408
Liabilities
Payable for investments purchased	$ 14,025,483
Payable for fund shares redeemed	566,277
Accrued management fee	782,898
Other payables and accrued expenses	193,161
Collateral on securities loaned, at value	11,840,800
Total liabilities		27,408,619
Net Assets		$ 1,138,467,789
Net Assets consist of:
Paid in capital		$ 1,013,521,578
Undistributed net investment income		2,296,296
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,237,611
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		101,412,304
Net Assets, for 80,608,481 shares outstanding		$ 1,138,467,789
Net Asset Value, offering price and redemption price per share ($1,138,467,789 ÷ 80,608,481 shares) A		$14.12

A Redemption price per share is equal to net asset value less any applicable redemption fee.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended October 31, 2000 (Unaudited)
Investment Income Dividends (including $941,592 received from affiliated issuers)		$ 4,274,506
Interest		3,329,705
Security lending		236,237
Total income		7,840,448
Expenses
Management fee Basic fee	$ 3,876,255
Performance adjustment	651,477
Transfer agent fees	1,041,671
Accounting and security lending fees	137,553
Non-interested trustees' compensation	1,748
Custodian fees and expenses	74,080
Registration fees	54,395
Audit	11,698
Legal	3,001
Miscellaneous	150
Total expenses before reductions	5,852,028
Expense reductions	(263,327)	5,588,701
Net investment income		2,251,747
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(2,370,728) on sales of investments in affiliated issuers)	29,937,670
Foreign currency transactions	(81,935)
Futures contracts	101,864	29,957,599
Change in net unrealized appreciation (depreciation) on:
Investment securities	12,392,718
Assets and liabilities in foreign currencies	13,102	12,405,820
Net gain (loss)		42,363,419
Net increase (decrease) in net assets resulting from operations		$ 44,615,166

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended October 31, 2000 (Unaudited)	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 2,251,747	$ (54,597)
Net realized gain (loss)	29,957,599	139,747,642
Change in net unrealized appreciation (depreciation)	12,405,820	75,236,081
Net increase (decrease) in net assets resulting from operations	44,615,166	214,929,126
Distributions to shareholders from net realized gains	(20,606,227)	-
Share transactions Net proceeds from sales of shares	183,357,519	426,546,817
Reinvestment of distributions	20,112,614	-
Cost of shares redeemed	(57,454,180)	(103,396,967)
Net increase (decrease) in net assets resulting from share transactions	146,015,953	323,149,850
Redemption fees	1,055,093	2,986,482
Total increase (decrease) in net assets	171,079,985	541,065,458
Net Assets
Beginning of period	967,387,804	426,322,346
End of period (including undistributed net investment income of $2,296,296 and $44,549, respectively)	$ 1,138,467,789	$ 967,387,804
Other Information Shares
Sold	12,804,952	33,983,353
Issued in reinvestment of distributions	1,479,950	-
Redeemed	(4,057,754)	(8,670,441)
Net increase (decrease)	10,227,148	25,312,912

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2000	Years ended April 30,
	(Unaudited)	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.74	$ 9.46	$ 10.55	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	(.00)	.00	.01
Net realized and unrealized gain (loss)	.63	4.22	(1.20)	.54
Total from investment operations	.66	4.22	(1.20)	.55
Less Distributions
From net investment income	-	-	(.01)	-
In excess of net investment income	-	-	(.01)	-
From net realized gain	(.29)	-	-	-
Total distributions	(.29)	-	(.02)	-
Redemption fees added to paid in capital	.01	.06	.13	-
Net asset value, end of period	$ 14.12	$ 13.74	$ 9.46	$ 10.55
Total Return B, C	4.96%	45.24%	(10.12)%	5.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,138,468	$ 967,388	$ 426,322	$ 737,997
Ratio of expenses to average net assets	1.07% A	1.17%	1.04%	1.50% A, E
Ratio of expenses to average net assets after expense reductions	1.02% A, F	1.13% F	.99% F	1.48% A, F
Ratio of net investment income (loss) to average net assets	.41% A	(.01)%	.01%	.67% A
Portfolio turnover rate	116% A	120%	170%	75% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G For the period March 12, 1998 (commencement of operations) to April 30, 1998

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Trading (Redemption) Fees. Shares held in the fund less than three years are subject to a trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $255,436 or .02% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $619,335,445 and $575,514,656, respectively.

The market value of futures contracts opened and closed during the period amounted to $20,820,680 and $20,922,544, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .83% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by FIMM. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26,411 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $11,300,962. The fund received cash collateral of $11,840,800 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $253,124 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,188, and $5,015, respectively, under these arrangements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Ashworth, Inc.	$ 468,719	$ -	$ -	$ 5,708,250
CEC Entertainment, Inc.	2,710,686	-	-	47,096,894
Childtime Learning Centers, Inc.	-	2,139,373	-	2,796,500
Coinstar, Inc.	820,859	-	-	19,049,344
Cornell Companies, Inc.	742,620	-	-	4,720,500
Datakey, Inc.	2,741,889	-	-	4,358,750
Future Shop Ltd.	2,279,283	1,640,540	-	9,845,386
Hibbett Sporting Goods, Inc.	-	-	-	16,986,094
I-Stat Corp.	1,769,934	-	-	19,791,813
MapInfo Corp.	3,133,236	8,567,276	-	22,784,822
Medallion Financial Corp.	2,480,001	6,843,546	941,592	12,735,881
Medialink Worldwide, Inc.	102,291	-	-	3,827,925
Murchison United NL	326,110	-	-	2,808,810
New Horizons Worldwide, Inc.	262,071	-	-	8,598,500
Papa John's International, Inc.	-	-	-	30,467,078
Pinnacle Systems	99,375	-	-	32,331,363
ProsoftTraining.com	1,364,032	-	-	13,374,200
Shop At Home, Inc.	-	-	-	3,263,800
Sizzler International, Inc.	180,169	509,057	-	4,240,313
Source Information Management Co.	3,425,057	4,321,149	-	9,641,500
Ultimate Electronics, Inc.	7,450,285	-	-	27,559,763
VelocityHSI, Inc.	1,316,248	-	-	892,564
TOTALS	$ 31,672,865	$ 24,020,941	$ 941,592	$ 302,880,050

Semiannual Report

Distributions

The Board of Trustees of Fidelity Small Cap Stock Fund voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $.36 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.04 per share from net investment income.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Paul Antico, Vice President

Abigail P. Johnson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

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Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

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Abigail P. Johnson

Marie L. Knowles

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SLCX-SANN-1200 118657
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Fidelity®

Mid-Cap Stock

Fund

Semiannual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Distributions	34

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household has an account in the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, OH 45273-8692.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

|

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Mid-Cap Stock	12.22%	58.24%	223.12%	352.84%
S&P MidCap 400 ®	8.56%	31.65%	164.80%	228.03%
Mid-Cap Funds Average	4.50%	36.18%	150.45%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 494 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Mid-Cap Stock	58.24%	26.44%	25.73%
S&P MidCap 400	31.65%	21.50%	19.73%
Mid-Cap Funds Average	36.18%	19.39%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $45,284 - a 352.84% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $32,803 - a 228.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the six months, one year and five year cumulative total returns for the multi-cap growth funds average were -0.99%, 34.32% and 193.90%, respectively. The one year and five year average annual total returns were 34.32% and 23.56%, respectively. The six months, one year and five year cumulative total returns for the multi-cap supergroup average were 2.19%, 19.65%, and 141.87%, respectively. The one year and five year average annual total returns were 19.65% and 18.73%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity market environment during the six-month period that ended October 31, 2000, will be remembered as one of the most difficult in recent years. Three negative factors - rising interest rates, the highest oil prices in a decade and the declining value of the European currency - collectively hindered the growth of many domestic companies. As a result, investors reacted pessimistically to most stocks, regardless of market capitalization or industry. In May, the tech-heavy NASDAQ Composite Index experienced a sharp decline and failed to recoup the gains it achieved earlier in the year as the period wore on. The NASDAQ ended the six-month period with a -12.64% return. The Standard & Poor's 500SM Index, an index of 500 larger companies, declined 1.03%. Elsewhere, the Russell 2000® Index, a benchmark of smaller companies that had gained nearly 19% in the previous six-month period, slumped to a -1.11% return. Only the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a gain, returning 3.01% in large part because investors favored more established companies in October. For its part, the Federal Reserve Board raised the federal funds rate to 6.50% in May - its highest level in nine years - in an attempt to slow the economy and ward off inflation. Meanwhile, the euro's weakness and higher fuel costs particularly hurt multinational companies, many of which lowered third-quarter earnings targets.

(Portfolio Manager photograph)
An interview with David Felman, Portfolio Manager of Fidelity Mid-Cap Stock Fund

Q. How did the fund perform, David?

A. For the six-month period that ended October 31, 2000, the fund returned 12.22%, compared to a return of 8.56% for the Standard & Poor's MidCap 400 Index and 4.50% for the mid-cap funds average, as measured by Lipper Inc. For the 12-month period that ended October 31, 2000, the fund returned 58.24%. During the same 12-month period, the Standard & Poor's MidCap 400 Index returned 31.65%, while the Lipper mid-cap funds average returned 36.18%. The decisions early in the six-month period to reduce the emphasis on technology stocks and to raise the weightings in health care helped the fund outperform both the S&P MidCap 400 index and the Lipper peer group average.

Q. What factors affected performance?

A. The biggest factor was the change in investor sentiment about technology. Early in 2000, the growth in both the Internet and wireless communications drove stock market performance. Then, in the middle of the year, we started to see cracks in both trends. The dot-coms started experiencing problems, which hurt technology stocks in general. At the same time, supply in wireless communications started to outpace demand, and telecommunications stocks also began to fall. With 38.9% of net assets in technology on April 30, the fund started the period with an overweighted position in the sector relative to the S&P MidCap 400 index. As I saw slowing growth in both the Internet and wireless, I brought the technology weighting down to 12.1% by October 31. I also began the fiscal period with an overweighted position in energy stocks. Valuations were attractive, OPEC showed discipline in controlling supply and long-delayed capital spending projects were starting up because of the rising energy prices. The energy position helped performance, but I reduced the holdings in the sector from 11.0% of net assets to 7.1% during the six months as stocks hit their target prices and OPEC began showing less discipline in controlling supply.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why did you increase the fund's health care position, which rose from 12.0% of net assets to 21.3% during the six-month period?

A. As I cut technology and energy, I redeployed assets into health care, which was a positive contributor. Developments in biotechnology were exciting and health maintenance organizations (HMOs) showed improving prospects after a prolonged period of underperformance. In the case of biotechnology, many of the most promising companies were developing products based on genomics, or the science of gene mapping. I believed if these companies were successful, their stocks could perform well regardless of how technology did.

Q. What stocks helped performance?

A. Myriad Genetics, which is developing diagnostic processes for heart disease and cancer, was a very strong performer. Millennium Pharmaceuticals and Protein Design Labs, two biotech research companies, also performed very well. My decision to raise the fund's weighting in financial services boosted the fund's returns, although I continued to underweight the industry. Freddie Mac, with its record of stable earnings growth, was a strong contributor to performance.

Q. Were there any disappointments?

A. While I reduced the technology holdings substantially, I probably should have moved even earlier than I did. Doubleclick, the leader in Internet advertising, fell sharply as the Internet market slowed. Kopin, which produces wafers for wireless handsets, was a successful investment for the fund over the longer term, but it hurt performance during the six-month period. I sold the fund's positions in both Doubleclick and Kopin.

Q. What's your outlook, David?

A. The critical issue I face is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While it's true that consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to expand. A major question will be whether major corporations, both domestic and multinational, continue to spend heavily on information technology or whether their technology spending will slow. This is the key question with which I will be wrestling.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized market capitalizations

Fund number: 337

Trading symbol: FMCSX

Start date: March 29, 1994

Size: as of October 31, 2000, more than $6.3 billion

Manager: David Felman, since 1999; manager, Fidelity Advisor Mid-Cap Fund, since 1999; Fidelity Convertible Securities Fund, 1997-1999; Fidelity Select Telecommunications Portfolio, 1994-1996; joined Fidelity in 1993

3

David Felman on the improving prospects for stocks of health maintenance organizations (HMOs):

"In the past, HMOs have had trouble both raising prices and forecasting their actual claims costs, making it difficult to predict their profitability. Recently, however, they have gained more control over their pricing. As a result, revenues have started increasing at annual rates of 10% to 11%. At the same time, they have been able to get a better grip on their costs. At one time, HMOs would raise their prices at the beginning of the year, but it would take a calendar quarter or more before claims would be filed and the companies understood their actual costs. Now, with better data processing systems, claims are filed faster and companies get an earlier understanding of their costs. This improved efficiency enhances their ability to set their prices at profitable levels.

"Despite this improving outlook, HMOs still face some uncertainty because they are vulnerable to political issues, such as proposals to give patients the right to sue them. Government and regulatory issues such as these are major factors affecting HMOs."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Freddie Mac	2.8	0.9
Fannie Mae	1.1	0.0
Concord EFS, Inc.	1.1	0.1
CIGNA Corp.	1.0	0.7
Allegheny Energy, Inc.	1.0	0.0
Millennium Pharmaceuticals, Inc.	0.9	0.4
Trigon Healthcare, Inc.	0.9	0.0
Dynegy, Inc. Class A	0.8	0.8
National Semiconductor Corp.	0.8	0.5
Calpine Corp.	0.8	0.9
	11.2	4.3
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Health	21.3	12.0
Finance	13.4	6.5
Technology	12.1	38.9
Utilities	10.1	9.0
Energy	7.1	11.0
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks and Equity Futures 89.8%		Stocks 94.3%
	Short-Term Investments and Net Other Assets 10.2%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	4.2%	** Foreign investments	5.0%

Semiannual Report

Investments October 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 86.0%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.7%
Aerospace & Defense - 0.5%
Honeywell International, Inc.	517,600	$ 27,853
Defense Electronics - 0.0%
Cubic Corp.	700	19
Ship Building & Repair - 0.2%
General Dynamics Corp.	206,100	14,749
TOTAL AEROSPACE & DEFENSE		42,621
BASIC INDUSTRIES - 4.9%
Chemicals & Plastics - 2.4%
Avery Dennison Corp.	125,980	6,362
Dow Chemical Co.	721,000	22,081
E.I. du Pont de Nemours and Co.	298,400	13,540
FMC Corp. (a)	214,900	16,332
Georgia Gulf Corp.	269,600	3,606
Ivex Packaging Corp. (a)	279,900	2,747
Lyondell Chemical Co.	615,900	8,854
Olin Corp.	381,200	6,766
PolyOne Corp.	198,600	1,564
Praxair, Inc.	916,700	34,147
Rohm & Haas Co.	106,400	3,199
Sealed Air Corp. (a)	100,000	4,813
Solutia, Inc.	469,900	5,991
Union Carbide Corp.	451,500	19,415
		149,417
Paper & Forest Products - 2.5%
Bowater, Inc.	257,900	13,959
Georgia-Pacific Corp.	1,019,720	27,405
International Paper Co.	895,600	32,801
Kimberly-Clark Corp.	384,500	25,377
Mead Corp.	480,100	13,893
Pactiv Corp. (a)	1,717,300	18,032
Smurfit-Stone Container Corp. (a)	364,500	4,921
Trex Co., Inc. (a)	93,800	3,506
Weyerhaeuser Co.	156,600	7,350
Willamette Industries, Inc.	402,800	14,627
		161,871
TOTAL BASIC INDUSTRIES		311,288
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - 1.0%
Building Materials - 0.5%
American Standard Companies, Inc. (a)	400,270	$ 18,362
Shaw Group (a)	26,800	2,184
York International Corp.	451,800	12,283
		32,829
Construction - 0.3%
Centex Corp.	481,200	17,804
Engineering - 0.1%
Tetra Tech, Inc. (a)	212,300	7,377
Real Estate Investment Trusts - 0.1%
Spieker Properties, Inc.	101,600	5,626
TOTAL CONSTRUCTION & REAL ESTATE		63,636
DURABLES - 1.8%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	166,300	10,498
Federal Signal Corp.	286,000	6,685
Johnson Controls, Inc.	52,800	3,148
Lear Corp. (a)	153,600	4,186
Superior Industries International, Inc.	101,700	3,464
		27,981
Consumer Electronics - 0.2%
Gemstar-TV Guide International, Inc. (a)	70,800	4,854
General Motors Corp. Class H	264,100	8,557
		13,411
Home Furnishings - 0.6%
Herman Miller, Inc.	201,900	5,275
Hillenbrand Industries, Inc.	489,300	22,630
HON Industries, Inc.	129,900	3,126
Leggett & Platt, Inc.	436,600	7,149
		38,180
Textiles & Apparel - 0.6%
Jones Apparel Group, Inc. (a)	307,500	8,552
Liz Claiborne, Inc.	274,780	11,678
Mohawk Industries, Inc. (a)	143,600	3,132
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Textiles & Apparel - continued
Shaw Industries, Inc.	164,300	$ 3,050
Timberland Co. Class A (a)	170,500	8,802
		35,214
TOTAL DURABLES		114,786
ENERGY - 7.1%
Energy Services - 4.5%
BJ Services Co. (a)	469,800	24,635
Cal Dive International, Inc. (a)	88,600	4,408
Coflexip SA sponsored ADR	88,500	5,050
Diamond Offshore Drilling, Inc.	410,300	14,181
ENSCO International, Inc.	677,600	22,530
Global Marine, Inc. (a)	1,262,100	33,446
Grey Wolf, Inc. (a)	1,816,300	8,400
Halliburton Co.	292,300	10,833
Hanover Compressor Co. (a)	347,900	11,350
Helmerich & Payne, Inc.	312,700	9,831
Nabors Industries, Inc. (a)	352,300	17,932
Noble Drilling Corp. (a)	640,300	26,612
Pride International, Inc. (a)	166,400	4,212
R&B Falcon Corp. (a)	599,800	14,995
Rowan Companies, Inc. (a)	78,800	1,985
Smith International, Inc. (a)	143,800	10,138
Tidewater, Inc.	550,500	25,426
Transocean Sedco Forex, Inc.	219,800	11,649
Varco International, Inc. (a)	481,547	8,307
Weatherford International, Inc.	530,700	19,371
		285,291
Oil & Gas - 2.6%
Anadarko Petroleum Corp.	203,300	13,021
Apache Corp.	199,200	11,018
Burlington Resources, Inc.	127,300	4,583
Cooper Cameron Corp. (a)	195,100	10,633
Devon Energy Corp.	559,546	28,201
EOG Resources, Inc.	134,100	5,280
Grant Prideco, Inc. (a)	310,200	5,758
Kerr-McGee Corp.	51,052	3,334
Murphy Oil Corp.	41,800	2,422
Noble Affiliates, Inc.	136,700	5,015
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Ocean Energy, Inc. (a)	612,100	$ 8,493
Suncor Energy, Inc.	185,100	3,617
Tosco Corp.	836,819	23,954
USX - Marathon Group	135,500	3,684
Valero Energy Corp.	483,000	15,969
Veritas DGC, Inc. (a)	583,400	17,502
		162,484
TOTAL ENERGY		447,775
FINANCE - 13.4%
Banks - 0.7%
Bank of New York Co., Inc.	225,100	12,957
Commerce Bancorp, Inc.	97,200	5,887
PNC Financial Services Group, Inc.	149,400	9,991
U.S. Bancorp	561,400	13,579
		42,414
Credit & Other Finance - 1.1%
Concord EFS, Inc. (a)	1,649,700	68,153
Federal Sponsored Credit - 4.1%
Fannie Mae	885,800	68,207
Freddie Mac	2,994,800	179,689
USA Education, Inc.	247,600	13,835
		261,731
Insurance - 7.4%
ACE Ltd.	860,300	33,767
AFLAC, Inc.	131,500	9,608
Allmerica Financial Corp.	199,700	12,594
AMBAC Financial Group, Inc.	625,200	49,899
American General Corp.	75,200	6,054
American International Group, Inc.	265,500	26,019
Arthur J. Gallagher & Co.	114,300	7,215
Berkshire Hathaway, Inc. Class B (a)	11,800	24,815
CIGNA Corp.	517,450	63,103
First Health Group Corp. (a)	236,100	9,208
Hartford Financial Services Group, Inc.	297,600	22,153
Hilb, Rogal & Hamilton Co.	148,600	5,888
Jefferson-Pilot Corp.	62,200	4,276
John Hancock Financial Services, Inc.	410,900	12,995
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
Loews Corp.	216,000	$ 19,643
MBIA, Inc.	222,000	16,137
MetLife, Inc.	1,052,200	29,067
Nationwide Financial Services, Inc. Class A	275,200	13,382
Protective Life Corp.	551,900	12,763
The Chubb Corp.	348,500	29,426
The St. Paul Companies, Inc.	312,200	16,000
Torchmark Corp.	198,600	6,616
UnumProvident Corp.	364,400	10,294
XL Capital Ltd. Class A	334,400	25,707
		466,629
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	102,400	6,605
TOTAL FINANCE		845,532
HEALTH - 21.3%
Drugs & Pharmaceuticals - 13.7%
3 Dimensional Pharmaceuticals, Inc.	159,300	3,803
Abgenix, Inc. (a)	152,200	12,005
Alkermes, Inc. (a)	288,900	10,707
Alliance Pharmaceutical Corp. (a)	586,100	8,279
Alpharma, Inc. Class A	163,000	6,326
ALZA Corp. (a)	95,800	7,754
Aviron (a)	733,250	47,936
Biovail Corp. (a)	479,000	20,450
Bristol-Myers Squibb Co.	429,540	26,175
Celgene Corp. (a)	633,400	40,775
Cell Therapeutics, Inc. (a)	217,600	14,555
Cephalon, Inc. (a)	243,300	13,047
Chiron Corp. (a)	281,700	12,201
CIMA Labs, Inc. (a)	201,700	11,094
COR Therapeutics, Inc. (a)	788,300	44,539
Corixa Corp. (a)	278,700	12,402
CV Therapeutics, Inc. (a)	112,400	8,852
Enzon, Inc. (a)	324,000	23,085
Forest Laboratories, Inc. (a)	180,200	23,877
GelTex Pharmaceuticals, Inc. (a)	496,400	24,634
Genzyme Corp. - General Division (a)	598,800	42,515
Gilead Sciences, Inc. (a)	302,440	26,010
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Human Genome Sciences, Inc. (a)	30,000	$ 2,652
IDEC Pharmaceuticals Corp. (a)	182,600	35,812
ImClone Systems, Inc. (a)	777,400	42,514
Incyte Genomics, Inc. (a)	170,500	6,245
Intermune Pharmaceuticals, Inc.	363,800	18,190
IVAX Corp. (a)	801,300	34,857
KV Pharmaceutical Co. Class A (a)	430,600	16,766
Medarex, Inc. (a)	121,800	7,445
Millennium Pharmaceuticals, Inc. (a)	786,794	57,092
Mylan Laboratories, Inc.	308,600	8,641
Myriad Genetics, Inc. (a)	309,000	37,080
Noven Pharmaceuticals, Inc. (a)	79,100	3,525
Protein Design Labs, Inc. (a)	123,200	16,642
QLT, Inc. (a)	167,400	8,356
Schering-Plough Corp.	142,800	7,381
Sepracor, Inc. (a)	435,000	29,634
Shire Pharmaceuticals Group PLC ADR (a)	232,800	14,637
Sigma-Aldrich Corp.	365,700	13,074
Teva Pharmaceutical Industries Ltd. ADR	506,200	29,929
Titan Pharmaceuticals, Inc. (a)	222,500	9,363
United Therapeutics Corp. (d)	127,700	6,832
Vertex Pharmaceuticals, Inc. (a)	85,800	7,989
XOMA Ltd. (a)	508,100	6,192
		861,869
Medical Equipment & Supplies - 2.6%
Abbott Laboratories	339,800	17,946
Acuson Corp. (a)	267,500	6,102
AmeriSource Health Corp. Class A (a)	150,700	6,546
Biomet, Inc.	247,000	8,938
Cardinal Health, Inc.	416,900	39,501
Cygnus, Inc. (a)	168,500	1,506
Disetronic Holding AG	6,045	5,250
I-Stat Corp. (a)	262,800	5,157
Millipore Corp.	98,400	5,166
Novoste Corp. (a)	287,700	7,264
ORATEC Interventions, Inc.	35,800	358
Steris Corp. (a)	219,100	3,287
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Stryker Corp.	959,500	$ 45,216
Sybron International, Inc. (a)	370,250	9,164
		161,401
Medical Facilities Management - 5.0%
AmeriPath, Inc. (a)	708,000	12,700
Express Scripts, Inc. Class A (a)	370,100	24,866
HCA - The Healthcare Co.	631,400	25,217
Health Management Associates, Inc. Class A (a)	1,225,700	24,284
HEALTHSOUTH Corp. (a)	1,283,700	15,404
Laboratory Corp. of America Holdings (a)	80,800	10,898
Lincare Holdings, Inc. (a)	169,300	7,121
Oxford Health Plans, Inc. (a)	1,119,000	37,766
Quest Diagnostics, Inc. (a)	266,900	25,689
Tenet Healthcare Corp.	531,600	20,899
Trigon Healthcare, Inc. (a)	789,900	56,626
UnitedHealth Group, Inc.	410,800	44,931
Wellpoint Health Networks, Inc. (a)	103,700	12,126
		318,527
TOTAL HEALTH		1,341,797
INDUSTRIAL MACHINERY & EQUIPMENT - 1.4%
Electrical Equipment - 0.7%
California Amplifier, Inc. (a)	200,600	5,015
General Electric Co.	236,400	12,958
L-3 Communications Holdings, Inc. (a)	40,700	2,684
Pace Micro Technology PLC	779,000	5,556
Research in Motion Ltd. (a)	59,100	5,900
Vyyo, Inc.	498,800	11,036
		43,149
Industrial Machinery & Equipment - 0.7%
Ingersoll-Rand Co.	352,100	13,292
Mettler-Toledo International, Inc. (a)	382,700	17,867
Parker-Hannifin Corp.	244,200	10,104
		41,263
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		84,412
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - 2.6%
Broadcasting - 1.1%
Comcast Corp. Class A (special) (a)	143,500	$ 5,848
EchoStar Communications Corp. Class A (a)	148,800	6,733
Entercom Communications Corp. Class A (a)	108,500	4,252
LodgeNet Entertainment Corp. (a)	70,100	1,231
Pegasus Communications Corp. (a)	767,250	27,285
Radio One, Inc. Class A (a)	119,200	946
Univision Communications, Inc. Class A (a)	562,800	21,527
		67,822
Entertainment - 0.6%
Mandalay Resort Group (a)	457,900	9,530
MGM Mirage, Inc.	440,400	15,221
Park Place Entertainment Corp. (a)	890,000	11,348
Six Flags, Inc. (a)	328,400	5,131
		41,230
Lodging & Gaming - 0.4%
Four Seasons Hotels, Inc.	111,000	8,136
Harrah's Entertainment, Inc. (a)	358,700	10,268
International Game Technology (a)	188,300	6,896
		25,300
Publishing - 0.0%
Reader's Digest Association, Inc. Class A (non-vtg.)	28,700	1,053
Restaurants - 0.5%
Brinker International, Inc. (a)	339,100	13,310
Jack in the Box, Inc. (a)	627,520	15,374
		28,684
TOTAL MEDIA & LEISURE		164,089
NONDURABLES - 4.1%
Agriculture - 0.4%
Delta & Pine Land Co.	461,200	11,271
Nutreco Holding NV	311,125	13,415
		24,686
Beverages - 0.4%
Pepsi Bottling Group, Inc.	429,200	14,861
The Coca-Cola Co.	127,300	7,686
		22,547
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - 2.2%
Keebler Foods Co.	261,200	$ 10,579
McCormick & Co., Inc. (non-vtg.)	300,500	9,522
Nabisco Group Holdings Corp.	1,000,200	28,881
Nabisco Holdings Corp. Class A	351,300	18,992
PepsiCo, Inc.	485,600	23,521
Quaker Oats Co.	202,900	16,549
Sysco Corp.	595,400	31,072
		139,116
Household Products - 0.2%
Estee Lauder Companies, Inc. Class A	318,900	14,809
Tobacco - 0.9%
Philip Morris Companies, Inc.	631,100	23,114
RJ Reynolds Tobacco Holdings, Inc.	862,800	30,845
		53,959
TOTAL NONDURABLES		255,117
PRECIOUS METALS - 0.7%
Agnico-Eagle Mines Ltd.	261,000	1,380
Barrick Gold Corp.	600,700	7,990
Meridian Gold, Inc. (a)	1,247,140	6,307
Newmont Mining Corp.	35,700	484
Placer Dome, Inc.	1,401,500	11,645
Stillwater Mining Co. (a)	551,098	15,982
TOTAL PRECIOUS METALS		43,788
RETAIL & WHOLESALE - 1.3%
Apparel Stores - 0.3%
Abercrombie & Fitch Co. Class A (a)	365,600	8,614
Venator Group, Inc. (a)	590,600	8,342
		16,956
Drug Stores - 0.1%
Walgreen Co.	171,900	7,843
General Merchandise Stores - 0.1%
Kohls Corp. (a)	158,400	8,583
Grocery Stores - 0.5%
Kroger Co. (a)	348,200	7,856
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Grocery Stores - continued
Safeway, Inc. (a)	231,700	$ 12,671
Whole Foods Market, Inc. (a)	218,600	10,110
		30,637
Retail & Wholesale, Miscellaneous - 0.3%
Staples, Inc. (a)	429,938	6,127
Tiffany & Co., Inc.	206,600	8,819
		14,946
TOTAL RETAIL & WHOLESALE		78,965
SERVICES - 1.7%
Advertising - 0.4%
ADVO, Inc. (a)	508,200	18,708
TMP Worldwide, Inc. (a)	124,800	8,687
		27,395
Services - 1.3%
ACNielsen Corp. (a)	442,400	10,590
Cintas Corp.	993,500	46,074
Convergys Corp. (a)	63,400	2,762
Corporate Executive Board Co. (a)	198,400	9,151
Per-Se Technologies, Inc. warrants 7/8/03 (a)	10,733	0
Professional Detailing, Inc. (a)	70,800	6,275
Robert Half International, Inc. (a)	223,400	6,814
		81,666
TOTAL SERVICES		109,061
TECHNOLOGY - 12.1%
Communications Equipment - 1.5%
3Com Corp.	1,575,600	27,967
Ciena Corp. (a)	2,780	292
Cisco Systems, Inc. (a)	315,300	16,987
Comverse Technology, Inc. (a)	74,874	8,367
InterVoice-Brite, Inc. (a)	203,300	1,989
Jabil Circuit, Inc. (a)	396,600	22,631
Natural MicroSystems Corp. (a)	219,600	9,923
Nokia AB sponsored ADR	154,700	6,613
		94,769
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - 5.1%
Affiliated Computer Services, Inc. Class A (a)	184,300	$ 10,263
Affymetrix, Inc. (a)	88,300	4,890
Amazon.com, Inc. (a)	1,062,000	38,896
Avant! Corp. (a)	28,200	474
BEA Systems, Inc. (a)	97,900	7,024
Cadence Design Systems, Inc. (a)	1,117,600	28,708
CMG PLC	148,800	2,455
DST Systems, Inc. (a)	307,600	18,956
Eclipsys Corp. (a)	408,700	10,090
Electronic Arts, Inc. (a)	258,800	12,940
Fiserv, Inc. (a)	264,200	13,854
Informix Corp. (a)	321,000	1,364
Intuit, Inc. (a)	128,920	7,921
J.D. Edwards & Co. (a)	237,200	6,138
Manugistics Group, Inc. (a)	27,100	3,088
PeopleSoft, Inc. (a)	681,700	29,750
Polycom, Inc. (a)	450,300	29,270
Rational Software Corp. (a)	571,200	34,094
Sema Group PLC	177,000	2,232
Sonus Networks, Inc.	228,300	7,876
SunGard Data Systems, Inc. (a)	517,600	26,462
Synopsys, Inc. (a)	177,400	6,187
The BISYS Group, Inc. (a)	310,000	14,609
Yahoo!, Inc. (a)	116,600	6,836
		324,377
Computers & Office Equipment - 1.4%
Avocent Corp. (a)	333,800	23,679
CDW Computer Centers, Inc. (a)	182,800	11,779
Juniper Networks, Inc. (a)	4,580	893
Network Appliance, Inc. (a)	36,900	4,391
Palm, Inc.	191,600	10,263
SCI Systems, Inc. (a)	508,200	21,853
Symbol Technologies, Inc.	149,500	6,793
Tech Data Corp. (a)	170,200	7,085
		86,736
Electronic Instruments - 1.7%
FEI Co. (a)	219,500	5,199
PE Corp. - Biosystems Group	218,300	25,541
PerkinElmer, Inc.	278,800	33,317
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
Thermo Electron Corp. (a)	222,900	$ 6,464
Varian, Inc. (a)	122,800	3,784
Waters Corp. (a)	437,600	31,753
		106,058
Electronics - 2.4%
Analog Devices, Inc. (a)	100,900	6,559
Flextronics International Ltd. (a)	331,200	12,586
MIPS Technologies, Inc.:
Class A (a)	112,200	4,502
Class B (a)	2,200	77
National Semiconductor Corp. (a)	2,047,400	53,232
NVIDIA Corp. (a)	161,700	10,048
QLogic Corp. (a)	79,700	7,711
Sanmina Corp. (a)	359,200	41,061
Transwitch Corp. (a)	69,300	4,002
Vitesse Semiconductor Corp. (a)	155,500	10,875
		150,653
TOTAL TECHNOLOGY		762,593
TRANSPORTATION - 1.8%
Air Transportation - 0.8%
Continental Airlines, Inc. Class B (a)	86,000	4,515
Northwest Airlines Corp. Class A (a)	153,300	4,369
SkyWest, Inc.	121,400	6,131
Southwest Airlines Co.	1,273,650	36,299
		51,314
Railroads - 0.5%
Burlington Northern Santa Fe Corp.	101,800	2,704
Canadian National Railway Co.	493,800	15,568
CSX Corp.	208,000	5,265
Norfolk Southern Corp.	163,100	2,304
Union Pacific Corp.	28,000	1,313
		27,154
Shipping - 0.3%
OMI Corp. (a)	122,300	848
Teekay Shipping Corp.	534,900	19,992
		20,840
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Trucking & Freight - 0.2%
Forward Air Corp. (a)	176,000	$ 7,238
Landstar System, Inc. (a)	144,800	6,842
		14,080
TOTAL TRANSPORTATION		113,388
UTILITIES - 10.1%
Cellular - 0.4%
ALLTEL Corp.	286,300	18,448
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	255,400	7,171
Telephone & Data Systems, Inc.	27,932	2,947
		28,566
Electric Utility - 7.5%
AES Corp. (a)	692,500	39,126
Allegheny Energy, Inc.	1,530,800	62,667
Ameren Corp.	212,200	8,435
American Electric Power Co., Inc.	706,100	29,303
Calpine Corp. (a)	659,810	52,084
Cinergy Corp.	179,700	5,503
Citizens Communications Co. (a)	392,300	5,688
Constellation Energy Corp.	134,400	5,603
DPL, Inc.	1,256,400	35,650
Duke Energy Corp.	296,000	25,586
Exelon Corp.	496,100	29,828
IPALCO Enterprises, Inc.	466,800	10,474
NiSource, Inc.	628,600	15,676
NRG Energy, Inc.	377,500	9,815
NSTAR Companies	275,000	10,639
Public Service Enterprise Group, Inc.	153,600	6,374
Reliant Energy, Inc.	354,300	14,637
SCANA Corp.	596,200	15,799
Southern Co.	948,600	27,865
Southern Energy, Inc.	338,300	9,219
TECO Energy, Inc.	107,000	2,983
TNPC, Inc.	337,500	5,611
TXU Corp.	316,100	11,715
Utilicorp United, Inc.	335,700	8,917
XCEL Energy, Inc.	886,900	22,671
		471,868
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas - 1.8%
Columbia Energy Group	9,200	$ 662
Dynegy, Inc. Class A	1,156,132	53,543
Enron Corp.	127,300	10,447
Equitable Resources, Inc.	310,600	18,015
Kinder Morgan, Inc.	537,900	20,743
Questar Corp.	375,700	10,167
		113,577
Telephone Services - 0.4%
CenturyTel, Inc.	187,100	7,203
TeraBeam Networks (d)	12,800	48
WinStar Communications, Inc. (a)	877,301	17,107
		24,358
TOTAL UTILITIES		638,369
TOTAL COMMON STOCKS (Cost $4,472,497)		5,417,217
Convertible Preferred Stocks - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
Southern Energy, Inc. $3.125 (Cost $1,245)	24,900	1,514
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 6.05% to 6.26% 11/16/00 to 1/18/01 (c) (Cost $14,603)	-	$ 14,750	14,604
Cash Equivalents - 17.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.61% (b)	1,007,588,343	$ 1,007,588
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	86,510,000	86,510
TOTAL CASH EQUIVALENTS (Cost $1,094,098)		1,094,098
TOTAL INVESTMENT PORTFOLIO - 103.6% (Cost $5,582,443)		6,527,433
NET OTHER ASSETS - (3.6)%		(224,420)
NET ASSETS - 100%		$ 6,303,013
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
923 S&P 400 Midcap Index Contracts	Dec. 2000	$ 240,557	$ (2,554)

The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $14,604.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 48
United Therapeutics Corp.	7/13/00	$ 14,047
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $5,608,627,000. Net unrealized appreciation aggregated $918,806,000, of which $1,063,155,000 related to appreciated investment securities and $144,349,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $5,582,443) - See accompanying schedule		$ 6,527,433
Cash		505
Receivable for investments sold		142,398
Receivable for fund shares sold		56,104
Dividends receivable		1,357
Interest receivable		4,839
Receivable for daily variation on futures contracts		4,961
Other receivables		139
Total assets		6,737,736
Liabilities
Payable for investments purchased	$ 336,638
Payable for fund shares redeemed	7,425
Accrued management fee	3,265
Other payables and accrued expenses	885
Collateral on securities loaned, at value	86,510
Total liabilities		434,723
Net Assets		$ 6,303,013
Net Assets consist of:
Paid in capital		$ 5,186,598
Undistributed net investment income		12,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		161,682
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		942,431
Net Assets, for 239,708 shares outstanding		$ 6,303,013
Net Asset Value, offering price and redemption price per share ($6,303,013 ÷ 239,708 shares)		$26.29

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)
Investment Income Dividends		$ 11,803
Interest		21,157
Security lending		800
Total income		33,760
Expenses
Management fee Basic fee	$ 14,518
Performance adjustment	2,209
Transfer agent fees	4,746
Accounting and security lending fees	336
Non-interested trustees' compensation	8
Custodian fees and expenses	76
Registration fees	664
Audit	15
Legal	10
Interest	13
Miscellaneous	1
Total expenses before reductions	22,596
Expense reductions	(1,138)	21,458
Net investment income		12,302
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	214,294
Foreign currency transactions	196
Futures contracts	15,888	230,378
Change in net unrealized appreciation (depreciation) on:
Investment securities	301,977
Assets and liabilities in foreign currencies	(43)
Futures contracts	(2,554)	299,380
Net gain (loss)		529,758
Net increase (decrease) in net assets resulting from operations		$ 542,060

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 12,302	$ (4,648)
Net realized gain (loss)	230,378	422,079
Change in net unrealized appreciation (depreciation)	299,380	332,703
Net increase (decrease) in net assets resulting from operations	542,060	750,134
Distributions to shareholders From net investment income	-	(886)
From net realized gain	(292,997)	(238,596)
Total distributions	(292,997)	(239,482)
Share transactions Net proceeds from sales of shares	2,703,637	3,197,174
Reinvestment of distributions	284,218	229,000
Cost of shares redeemed	(1,004,953)	(1,574,354)
Net increase (decrease) in net assets resulting from share transactions	1,982,902	1,851,820
Total increase (decrease) in net assets	2,231,965	2,362,472
Net Assets
Beginning of period	4,071,048	1,708,576
End of period (including undistributed net investment income of $12,302 and $0, respectively)	$ 6,303,013	$ 4,071,048
Other Information Shares
Sold	105,678	130,995
Issued in reinvestment of distributions	11,808	12,171
Redeemed	(39,786)	(70,072)
Net increase (decrease)	77,700	73,094

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2000	Years ended April 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 25.13	$ 19.22	$ 18.80	$ 14.30	$ 14.83	$ 12.01
Income from Invest- ment Operations
Net investment income (loss)	.05 D	(.04) D	.01 D	(.02) D	.03 D	.11 F
Net realized and unrealized gain (loss)	2.86	8.55	1.69	6.30	.73	3.49
Total from invest- ment operations	2.91	8.51	1.70	6.28	.76	3.60
Less Distributions
From net investment income	-	(.01)	-	(.01)	(.03)	(.06)
From net realized gain	(1.75)	(2.59)	(1.28)	(1.77)	(1.26)	(.72)
Total distributions	(1.75)	(2.60)	(1.28)	(1.78)	(1.29)	(.78)
Net asset value, end of period	$ 26.29	$ 25.13	$ 19.22	$ 18.80	$ 14.30	$ 14.83
Total Return B, C	12.22%	49.47%	9.92%	46.55%	5.03%	30.84%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 6,303	$ 4,071	$ 1,709	$ 1,898	$ 1,101	$ 1,461
Ratio of expenses to average net assets	.88% A	.89%	.77%	.90%	1.00%	1.02%
Ratio of expenses to average net assets after ex- pense reductions	.83% A, E	.86% E	.74% E	.86% E	.96% E	1.00% E
Ratio of net invest- ment income (loss) to average net assets	.48% A	(.20)%	.08%	(.10)%	.17%	1.01%
Portfolio turnover rate	240% A	205%	121%	132%	155%	179%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-ended investment companies are valued at their net asset value each business day

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account - continued

entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,880,000 or 0.1% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,560,581,000 and $5,498,561,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $734,019,000 and $506,796,000, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .65% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed FIMM. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $176,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $86,390,000. The fund received cash collateral of $86,510,000 which was invested in cash equivalents.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $66,582,000. The weighted average interest rate was 7.06%. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $997,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $132,000 and $9,000, respectively, under these arrangements.

Semiannual Report

Distributions

The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $.75 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.10 per share from net investment income.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

David Felman, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Chase Manhattan Bank, N.A.

New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

MCS-SANN-1200 xxxxxx
x.xxxxxx.xxx

Fidelity®

Large Cap Stock

Fund

Semiannual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household has an account in the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P. O. Box 5000, Cincinnati, OH 45273-8692.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

|

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Large Cap Stock	-4.61%	7.29%	165.69%	181.36%
S&P 500 ®	-1.03%	6.09%	166.65%	183.66%
Growth Funds Average	-1.09%	15.32%	149.69%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 22, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,606 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on Page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Large Cap Stock	7.29%	21.58%	21.27%
S&P 500	6.09%	21.67%	21.45%
Growth Funds Average	15.32%	19.59%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Stock Fund on June 22, 1995, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $28,136 - a 181.36% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $28,366 - a 183.66% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper large cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the six months, one year and five year cumulative total returns for the large cap growth funds average were -4.87%, 15.36% and 175.85%, respectively. The one year and five year average annual total returns were 15.36% and 22.17%, respectively. The six months, one year and five year cumulative total returns for the large cap supergroup average were -1.54%, 11.02% and 150.79%, respectively. The one year and five year average annual total returns were 11.02% and 19.89%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity market environment during the six-month period that ended October 31, 2000, will be remembered as one of the most difficult in recent years. Three negative factors - rising interest rates, the highest oil prices in a decade and the declining value of the European currency - collectively hindered the growth of many domestic companies. As a result, investors reacted pessimistically to most stocks, regardless of market capitalization or industry. In May, the tech-heavy NASDAQ Composite Index experienced a sharp decline and failed to recoup the gains it achieved earlier in the year as the period wore on. The NASDAQ ended the six-month period with a -12.64% return. The Standard & Poor's 500SM Index, an index of 500 larger companies, declined 1.03%. Elsewhere, the Russell 2000® Index, a benchmark of smaller companies that had gained nearly 19% in the previous six-month period, slumped to a -1.11% return. Only the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a gain, returning 3.01% in large part because investors favored more established companies in October. For its part, the Federal Reserve Board raised the federal funds rate to 6.50% in May - its highest level in nine years - in an attempt to slow the economy and ward off inflation. Meanwhile, the euro's weakness and higher fuel costs particularly hurt multinational companies, many of which lowered third-quarter earnings targets.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity
Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the six months that ended October 31, 2000, the fund returned -4.61%, lagging the Standard & Poor's 500 Index, which returned -1.03%. The growth funds average tracked by Lipper Inc. returned -1.09% during this same time frame. For the 12 months that ended October 31, 2000, the fund returned 7.29%, while the S&P 500 index and Lipper average returned 6.09% and 15.32%, respectively.

Q. Why did the fund trail its index and peer group during the six-month period?

A. The fund's emphasis on growth stocks, particularly technology - at the expense of financial and cyclical, or economically sensitive, stocks - left us overexposed to the downside volatility that plagued the S&P 500 index during the period. Investors collectively turned their backs on growth - despite a pair of short-lived rallies during the summer and a failed breakout in early October - and assumed a more defensive posture. Even though we owned a lot of the large, higher-quality tech names, such as Intel, Cisco and Texas Instruments, momentum for these stocks - along with their price appreciation from earlier in 2000 - vanished as the market grew increasingly concerned about how a slowing economy would affect the earnings of tech firms. Additionally, since we didn't own as many of the smaller-cap tech stocks - a group that produced a number of the period's best performers - as our Lipper peers did on average, we lost ground on a competitive basis.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors influenced performance?

A. The fund's positioning in financial stocks also weighed on relative performance. Remaining underweighted in banks relative to the index hurt, as persistent flights to quality in the market, coupled with reduced interest-rate volatility, boosted the prices of these issues. Concerns about a slowing economy and declining credit quality were strong enough to keep me underexposed for much of the period. We did benefit from our investments elsewhere in the sector, which helped narrow the performance gap a bit. Insurer MetLife and home loan financer Fannie Mae were notable contributors. The fund's media holdings offered no such help, slipping on concerns about a slowdown in advertising spending by dot-com companies. DoubleClick was one of the fund's biggest detractors and was sold off prior to the close of the period. Even traditional firms with considerably less Internet exposure, such as Disney, were dragged down into the mire. Cable stocks felt additional pressure applied by satellite broadcasters, which threatened cable's emergence over local service markets. On a brighter note, the fund's underexposure to traditional telephone utilities, such as AT&T, helped. Many of these stocks drifted lower in response to pricing pressures and increased competition in consumer long distance. Taking profits in some of our energy holdings late in the period also helped, as oil prices proceeded to decline from their highs.

Q. What stocks helped the most? Which hurt?

A. Health stocks offered a safe haven for jittery tech investors during the period. The decision to increase the fund's exposure to the sector early in the period was a good one. Investors shrugged off fears of increased regulation and sustainability of earnings growth, bidding up prices of drug and biotechnology stocks, such as Merck and Human Genome, respectively. Schering-Plough and Millennium Pharmaceuticals also were big winners for us. On the tech front, our emphasis on Internet infrastructure paid off, with Juniper, Brocade and Sun Microsystems posting strong gains. Conversely, we had our share of disappointments including LAM Research, Yahoo!, Dell and Motorola. Retailing heavyweights Home Depot and Wal-Mart also dragged on fund returns.

Q. What's your outlook?

A. The market remains volatile and extremely unforgiving, as seen in the recent declines of stocks that failed to beat the Street's earnings expectations. It's become as important as ever to own the stocks that are expected to make their numbers over not just the following quarter, but two to three quarters down the road. With that said, I'll continue to put a premium on earnings and maintain a focus on uncovering exciting new growth opportunities in the marketplace. By sticking with a balanced approach, which allows us to be aggressive in certain areas and defensive in others, we should be able to smooth out some of the turbulence expected over the coming months.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek long-term growth of capital by investing in companies with market capitalizations greater than $1 billion at the time of investment

Fund number: 338

Trading symbol: FLCSX

Start date: June 22, 1995

Size: as of October 31, 2000, more than $985 million

Manager: Karen Firestone, since 1998; manager, Fidelity Destiny I Portfolio, since February 2000; Fidelity Advisor Large Cap Stock Fund, since 1998; several Fidelity Select Portfolios, 1986-1997; joined Fidelity in 1983

3

Karen Firestone on finding growth and the importance of flexibility in today's market:

"Part of our strength is searching for future winners. For the past three years, that effort has focused almost exclusively on the technology sector. Today, in a market that's become less enamored with technology, we're forced to look hard in other places for the kinds of growth stories we favor. I feel this is a positive development because, in effect, it levels the playing field among investors such as myself, who have strengths in addition to technology. During the past six months with the broadening of the market, we turned our attention to health care, focusing on generic drug-makers, hospitals and biotech firms, a strategy that paid off nicely for us.

"Remaining nimble and acting quickly in response to changing market conditions is critical to outperforming in an unusually volatile market environment. We gave up some of our flexibility by choosing to stay the course with many of the fund's technology and media holdings that suffered significant losses during the period. I simply couldn't justify selling stocks that I believed in and whose long-term prospects were solid, only to replace them with unknown commodities. Many of the stocks that declined were purchased at a time when there was a lot of euphoria in the market and prices were unusually high. So, today, given the fact that I still like these stocks, I'm willing to hold onto them a bit longer until they bounce back."

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.8	4.8
Cisco Systems, Inc.	4.3	5.3
Intel Corp.	3.6	4.4
Microsoft Corp.	3.1	2.7
Pfizer, Inc.	3.0	0.5
Merck & Co., Inc.	2.4	1.8
EMC Corp.	2.2	1.4
Sun Microsystems, Inc.	2.1	1.5
Fannie Mae	2.0	1.7
The Coca-Cola Co.	1.9	0.9
	30.4	25.0
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	32.8	37.9
Health	18.5	12.2
Finance	10.4	9.5
Media & Leisure	8.8	9.9
Nondurables	7.3	4.2
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks 97.7%		Stocks 96.1%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	6.6%	** Foreign investments	5.8%

Semiannual Report

Investments October 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.7%
Rockwell International Corp.	74,300	$ 2,921
United Technologies Corp.	52,100	3,637
TOTAL AEROSPACE & DEFENSE		6,558
BASIC INDUSTRIES - 0.2%
Chemicals & Plastics - 0.0%
PPG Industries, Inc.	9,200	411
Packaging & Containers - 0.2%
Tupperware Corp.	84,250	1,443
TOTAL BASIC INDUSTRIES		1,854
DURABLES - 0.8%
Consumer Durables - 0.2%
Minnesota Mining & Manufacturing Co.	16,400	1,585
Consumer Electronics - 0.6%
Sony Corp. sponsored ADR	36,600	3,038
The Swatch Group AG (Reg.)	11,240	3,058
		6,096
TOTAL DURABLES		7,681
ENERGY - 4.5%
Energy Services - 2.3%
Global Marine, Inc. (a)	103,500	2,743
Halliburton Co.	139,300	5,163
Noble Drilling Corp. (a)	118,000	4,904
Schlumberger Ltd. (NY Shares)	136,200	10,368
		23,178
Oil & Gas - 2.2%
Chevron Corp.	43,100	3,540
Devon Energy Corp.	82,700	4,168
Exxon Mobil Corp.	153,500	13,690
		21,398
TOTAL ENERGY		44,576
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - 10.4%
Banks - 1.5%
FleetBoston Financial Corp.	190,167	$ 7,226
Mellon Financial Corp.	87,900	4,241
State Street Corp.	29,400	3,667
		15,134
Credit & Other Finance - 2.2%
American Express Co.	113,230	6,794
Citigroup, Inc.	276,100	14,530
		21,324
Federal Sponsored Credit - 2.9%
Fannie Mae	264,200	20,343
Freddie Mac	144,400	8,664
		29,007
Insurance - 2.9%
American International Group, Inc.	179,912	17,631
MetLife, Inc.	263,200	7,271
The Chubb Corp.	40,700	3,437
		28,339
Securities Industry - 0.9%
Charles Schwab Corp.	81,800	2,873
Morgan Stanley Dean Witter & Co.	46,400	3,727
Nomura Securities Co. Ltd.	91,000	1,931
		8,531
TOTAL FINANCE		102,335
HEALTH - 18.5%
Drugs & Pharmaceuticals - 15.1%
Alkermes, Inc. (a)	58,300	2,161
Amgen, Inc. (a)	112,200	6,501
Andrx Corp. - Andrx Group (a)	32,900	2,369
ARIAD Pharmaceuticals, Inc. (a)	90,200	823
Bristol-Myers Squibb Co.	247,900	15,106
Cambridge Antibody Technology Group PLC (a)	43,600	2,718
Elan Corp. PLC sponsored ADR (a)	70,500	3,662
Eli Lilly & Co.	143,100	12,790
Genentech, Inc. (a)	25,800	2,129
Human Genome Sciences, Inc. (a)	28,600	2,528
ImClone Systems, Inc. (a)	45,000	2,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Immunex Corp. (a)	61,100	$ 2,601
Merck & Co., Inc.	267,140	24,026
Millennium Pharmaceuticals, Inc. (a)	37,800	2,743
Mylan Laboratories, Inc.	127,700	3,576
PE Corp. - Celera Genomics Group (a)	35,400	2,390
Pfizer, Inc.	683,418	29,515
Protein Design Labs, Inc. (a)	26,800	3,620
QLT, Inc. (a)	26,100	1,303
Schering-Plough Corp.	266,360	13,767
Shire Pharmaceuticals Group PLC ADR (a)	60,600	3,810
Vertex Pharmaceuticals, Inc. (a)	34,000	3,166
Watson Pharmaceuticals, Inc. (a)	57,900	3,622
XOMA Ltd. (a)	140,200	1,709
		149,096
Medical Equipment & Supplies - 1.8%
Johnson & Johnson	74,600	6,873
Medtronic, Inc.	181,600	9,863
Novoste Corp. (a)	50,500	1,275
		18,011
Medical Facilities Management - 1.6%
HCA - The Healthcare Co.	216,000	8,627
Tenet Healthcare Corp.	176,300	6,931
		15,558
TOTAL HEALTH		182,665
INDUSTRIAL MACHINERY & EQUIPMENT - 7.1%
Electrical Equipment - 6.5%
Emerson Electric Co.	70,600	5,185
General Electric Co.	1,040,940	57,048
Omron Corp.	67,000	1,652
		63,885
Industrial Machinery & Equipment - 0.6%
Deere & Co.	49,500	1,822
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - continued
Illinois Tool Works, Inc.	30,100	$ 1,672
Ingersoll-Rand Co.	56,000	2,114
		5,608
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		69,493
MEDIA & LEISURE - 8.8%
Broadcasting - 5.1%
AT&T Corp. - Liberty Media Group Class A (a)	303,448	5,462
Carlton Communications PLC	171,900	1,383
Charter Communications, Inc.	117,600	2,293
Comcast Corp. Class A (special) (a)	200,600	8,174
Cox Communications, Inc. Class A (a)	119,600	5,270
EchoStar Communications Corp. Class A (a)	76,600	3,466
Grupo Televisa SA de CV sponsored GDR	73,700	3,989
Infinity Broadcasting Corp. Class A (a)	24,900	828
Pegasus Communications Corp. (a)	55,800	1,984
RTL Group	27,500	2,381
Time Warner, Inc.	127,951	9,713
Univision Communications, Inc. Class A (a)	129,400	4,950
		49,893
Entertainment - 3.0%
Fox Entertainment Group, Inc. Class A (a)	159,800	3,436
MGM Mirage, Inc.	94,500	3,266
Ticketmaster Online CitySearch, Inc. Class B (a)	80,400	1,286
Viacom, Inc. Class B (non-vtg.) (a)	179,684	10,220
Walt Disney Co.	317,400	11,367
		29,575
Publishing - 0.6%
The New York Times Co. Class A	155,200	5,704
Restaurants - 0.1%
McDonald's Corp.	42,800	1,327
TOTAL MEDIA & LEISURE		86,499
NONDURABLES - 7.3%
Beverages - 3.0%
Anheuser-Busch Companies, Inc.	169,300	7,745
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Beverages - continued
Heineken NV	64,200	$ 3,488
The Coca-Cola Co.	302,700	18,276
		29,509
Foods - 1.1%
PepsiCo, Inc.	102,600	4,970
Quaker Oats Co.	77,400	6,313
		11,283
Household Products - 1.9%
Colgate-Palmolive Co.	16,900	993
Gillette Co.	137,000	4,778
Luxottica Group Spa sponsored ADR	158,700	2,291
Procter & Gamble Co.	150,200	10,730
		18,792
Tobacco - 1.3%
Philip Morris Companies, Inc.	350,840	12,850
TOTAL NONDURABLES		72,434
RETAIL & WHOLESALE - 2.8%
Drug Stores - 0.4%
CVS Corp.	67,300	3,563
General Merchandise Stores - 1.2%
Wal-Mart Stores, Inc.	270,400	12,269
Retail & Wholesale, Miscellaneous - 1.2%
Alberto-Culver Co. Class B	6,700	225
Best Buy Co., Inc. (a)	49,100	2,464
Home Depot, Inc.	217,350	9,346
		12,035
TOTAL RETAIL & WHOLESALE		27,867
SERVICES - 0.8%
Advertising - 0.8%
TMP Worldwide, Inc. (a)	50,300	3,501
WPP Group PLC sponsored ADR	72,600	4,855
		8,356
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - 32.8%
Communications Equipment - 5.9%
Ciena Corp. (a)	22,000	$ 2,313
Cisco Systems, Inc. (a)	794,040	42,779
Corning, Inc.	60,200	4,605
Lucent Technologies, Inc.	76,700	1,788
Nortel Networks Corp.	97,200	4,423
UTStarcom, Inc.	94,400	1,888
		57,796
Computer Services & Software - 9.2%
Affymetrix, Inc. (a)	61,100	3,383
Amazon.com, Inc. (a)	58,900	2,157
America Online, Inc. (a)	255,100	12,865
Ariba, Inc. (a)	13,200	1,668
Automatic Data Processing, Inc.	132,000	8,621
BEA Systems, Inc. (a)	62,300	4,470
BMC Software, Inc. (a)	1,100	22
Cadence Design Systems, Inc. (a)	131,700	3,383
Computer Associates International, Inc.	15,300	488
Microsoft Corp. (a)	451,100	31,070
Oracle Corp. (a)	203,800	6,725
Sonus Networks, Inc.	55,700	1,922
Synopsys, Inc. (a)	23,600	823
VeriSign, Inc. (a)	45,900	6,059
VERITAS Software Corp. (a)	42,100	5,937
Yahoo!, Inc. (a)	26,400	1,548
		91,141
Computers & Office Equipment - 9.3%
Brocade Communications Systems, Inc. (a)	7,800	1,774
CDW Computer Centers, Inc. (a)	77,000	4,962
Dell Computer Corp. (a)	314,600	9,281
EMC Corp. (a)	247,000	21,998
Gateway, Inc. (a)	28,800	1,486
Hewlett-Packard Co.	136,200	6,325
International Business Machines Corp.	113,400	11,170
Juniper Networks, Inc. (a)	17,200	3,354
Lexmark International Group, Inc. Class A (a)	16,200	664
Network Appliance, Inc. (a)	14,700	1,749
Palm, Inc.	114,900	6,154
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Sun Microsystems, Inc. (a)	184,296	$ 20,434
Symbol Technologies, Inc.	55,500	2,522
		91,873
Electronic Instruments - 1.1%
Agilent Technologies, Inc.	39,182	1,815
Applied Materials, Inc. (a)	40,400	2,146
Caliper Technologies Corp.	27,900	1,573
Kudelski SA (a)	1,650	2,221
LAM Research Corp. (a)	137,900	2,672
		10,427
Electronics - 7.3%
Altera Corp. (a)	24,100	987
Analog Devices, Inc. (a)	44,200	2,873
Chartered Semiconductor Manufacturing Ltd. ADR	24,100	1,121
GlobeSpan, Inc. (a)	53,900	4,147
Intel Corp.	779,500	35,078
International Rectifier Corp. (a)	64,200	2,865
JDS Uniphase Corp. (a)	19,100	1,555
LSI Logic Corp. (a)	74,900	2,462
Micron Technology, Inc. (a)	49,200	1,710
Motorola, Inc.	31,500	786
PMC-Sierra, Inc. (a)	4,300	729
Samsung Electronics Co. Ltd. unit	18,100	1,330
SDL, Inc. (a)	8,000	2,074
Texas Instruments, Inc.	298,000	14,621
		72,338
TOTAL TECHNOLOGY		323,575
TRANSPORTATION - 0.3%
Railroads - 0.3%
Canadian Pacific Ltd.	91,900	2,671
UTILITIES - 2.7%
Cellular - 1.3%
QUALCOMM, Inc. (a)	81,400	5,300
Sprint Corp. - PCS Group Series 1 (a)	100,200	3,820
Vodafone Group PLC	927,717	3,949
		13,069
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - 0.4%
AES Corp. (a)	46,600	$ 2,633
Calpine Corp. (a)	21,400	1,689
		4,322
Telephone Services - 1.0%
McLeodUSA, Inc. Class A (a)	139,500	2,685
Metromedia Fiber Network, Inc. Class A (a)	57,600	1,094
Qwest Communications International, Inc. (a)	66,100	3,214
WorldCom, Inc. (a)	96,200	2,285
		9,278
TOTAL UTILITIES		26,669
TOTAL COMMON STOCKS (Cost $804,095)		963,233
Cash Equivalents - 2.8%

Fidelity Cash Central Fund, 6.61% (b)	19,436,678	19,437
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	7,822,800	7,823
TOTAL CASH EQUIVALENTS (Cost $27,260)		27,260
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $831,355)		990,493
NET OTHER ASSETS - (0.5)%		(5,062)
NET ASSETS - 100%		$ 985,431
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $839,628,000. Net unrealized appreciation aggregated $150,865,000, of which $219,171,000 related to appreciated investment securities and $68,306,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $831,355) - See accompanying schedule		$ 990,493
Receivable for investments sold		22,860
Receivable for fund shares sold		1,312
Dividends receivable		302
Interest receivable		122
Other receivables		17
Total assets		1,015,106
Liabilities
Payable for investments purchased	$ 19,420
Payable for fund shares redeemed	1,659
Accrued management fee	574
Other payables and accrued expenses	199
Collateral on securities loaned, at value	7,823
Total liabilities		29,675
Net Assets		$ 985,431
Net Assets consist of:
Paid in capital		$ 846,897
Accumulated net investment (loss)		(558)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,044)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		159,136
Net Assets, for 50,297 shares outstanding		$ 985,431
Net Asset Value and redemption price per share ($985,431 ÷ 50,297 shares)		$19.59

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)
Investment Income Dividends		$ 3,369
Interest		885
Security lending		116
Total income		4,370
Expenses
Management fee Basic fee	$ 3,124
Performance adjustment	539
Transfer agent fees	1,155
Accounting and security lending fees	139
Non-interested trustees' compensation	2
Custodian fees and expenses	32
Registration fees	33
Audit	12
Legal	2
Interest	7
Total expenses before reductions	5,045
Expense reductions	(117)	4,928
Net investment income (loss)		(558)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,808)
Foreign currency transactions	(21)	(11,829)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(36,296)
Assets and liabilities in foreign currencies	3	(36,293)
Net gain (loss)		(48,122)
Net increase (decrease) in net assets resulting from operations		$ (48,680)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (558)	$ 547
Net realized gain (loss)	(11,829)	49,992
Change in net unrealized appreciation (depreciation)	(36,293)	108,941
Net increase (decrease) in net assets resulting from operations	(48,680)	159,480
Distributions to shareholders From net investment income	-	(957)
From net realized gain	(32,910)	(19,130)
In excess of net realized gain	(8,216)	-
Total distributions	(41,126)	(20,087)
Share transactions Net proceeds from sales of shares	151,486	849,804
Reinvestment of distributions	38,630	19,167
Cost of shares redeemed	(229,816)	(526,476)
Net increase (decrease) in net assets resulting from share transactions	(39,700)	342,495
Total increase (decrease) in net assets	(129,506)	481,888
Net Assets
Beginning of period	1,114,937	633,049
End of period (including undistributed net investment income (loss) of $(558) and $0, respectively)	$ 985,431	$ 1,114,937
Other Information Shares
Sold	7,354	43,007
Issued in reinvestment of distributions	1,863	1,002
Redeemed	(11,222)	(26,131)
Net increase (decrease)	(2,005)	17,878

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2000	Years ended April 30,
	(Unaudited)	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.32	$ 18.39	$ 16.45	$ 12.81	$ 11.72	$ 10.00
Income (loss) from Investment Operations
Net investment income (loss)	(.01) D	.01 D	.02 D	.06 D	.09 D	.05
Net realized and unrealized gain (loss)	(.93)	3.39	4.17	4.71	1.85	1.70
Total from investment operations	(.94)	3.40	4.19	4.77	1.94	1.75
Less Distributions
From net investment income	-	(.02)	(.02)	(.06)	(.05)	(.03)
From net realized gain	(.63)	(.45)	(2.23)	(1.07)	(.80)	-
In excess of net realized gain	(.16)	-	-	-	-	-
Total distributions	(.79)	(.47)	(2.25)	(1.13)	(.85)	(.03)
Net asset value, end of period	$ 19.59	$ 21.32	$ 18.39	$ 16.45	$ 12.81	$ 11.72
Total Return B, C	(4.61)%	18.82%	29.48%	39.03%	17.35%	17.52%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 985	$ 1,115	$ 633	$ 154	$ 117	$ 88
Ratio of expenses to average net assets	.91% A	.91%	.93%	.86%	1.01%	1.31% A
Ratio of expenses to average net assets after expense reductions	.89% A, F	.89% F	.90% F	.84% F	.99% F	1.30% A, F
Ratio of net invest- ment income (loss) to average net assets	(.10)% A	.06%	.13%	.39%	.68%	.70% A
Portfolio turnover rate	87% A	99%	100%	159%	110%	155% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the period(s) shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period June 22, 1995 (commencement of operations) to April 30, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $467,939,000 and $527,868,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .66% of average net assets after the performance adjustment.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by FIMM. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $19,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $18,643,000. The weighted average interest rate was 6.675%. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Security Lending - continued

defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $8,122,000. The fund received cash collateral of $7,823,000 which was invested in cash equivalents.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $104,000 under this arrangement.

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $13,000 under this arrangement.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Karen M. Firestone, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LCS-SANN-1200 118653
1.465347.103

Spartan®

500 Index

Fund

Semiannual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	29	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Distributions	37

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household has an account in the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, OH 45273-8692.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

|

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2000	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan ® 500 Index	-1.04%	6.01%	163.70%	475.31%
S&P 500 ®	-1.03%	6.09%	166.65%	491.03%
S&P 500 Index Objective Funds Average	-1.34%	5.48%	160.67%	468.29%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the S&P 500 Index objective funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 150 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Spartan 500 Index	6.01%	21.40%	19.12%
S&P 500	6.09%	21.67%	19.44%
S&P 500 Index Objective Funds Average	5.48%	21.12%	18.97%

Average annual total returns take the fund's cumulative returns and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan 500 Index Fund on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $57,531 - a 475.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $59,103 - a 491.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper S&P 500 funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of October 31, 2000, the six month, one year, five year and 10 year cumulative total returns for the S&P 500 funds average were -1.34%, 5.48%, 160.67%, and 468.29%, respectively. The one year, five year and 10 year average annual total returns were 5.48%, 21.12% and 18.97%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

An interview with Dean Barr, who oversees the Spartan 500 Index Fund's investment management personnel as Managing Director for Bankers Trust, sub-adviser of the fund

Q. How did the fund perform, Dean?

A. For the six-month period that ended October 31, 2000, the fund posted a total return of -1.04%, compared to a return of -1.03% for the Standard & Poor's 500 Index. The fund also compares its performance to the S&P 500 index objective funds average tracked by Lipper Inc., which returned -1.34% during the same period. During the 12 months that ended October 31, 2000, the fund returned 6.01%, while the S&P index and the Lipper peer fund average returned 6.09% and 5.48%, respectively.

Q. Since the report to shareholders six months ago, the S&P 500 index has gyrated rather sharply through positive and negative territory. What caused the volatility?

A. Several factors. At the start of the period, the technology sector was in the midst of a correction after several notable Wall Street analysts warned that valuations had reached unsustainable levels. Technology stocks also faced heightened concerns over the government's break-up plan for S&P 500 component Microsoft, potentially separating the software giant into multiple companies. Shares of Microsoft shed more than 40% of their value from the beginning of 2000 through early August. Investors also began to conclude that higher interest rates could soon hurt corporate profits. The Federal Reserve Board increased the federal funds rate by a half-point in May to its highest level in nine years. Collectively, these factors turned the market upside down, forcing many investors to seek areas of the market typically seen as safe havens, such as large-cap financials and health care stocks. (Portfolio Manager photograph)

Q. What caused the general equity market decline toward the end of the period?

A. Most market sectors swooned sharply after several government reports suggested the U.S. economy was slowing. That negative sentiment proved accurate when several key index components - Dell, Intel and Home Depot, to name a few - issued third-quarter profit warnings or slower sales projections. Further, many large multinational companies in the index - such as Gillette, Colgate-Palmolive and McDonald's - cited the weakening of the European currency as a reason for slower projected growth. Additionally, semiconductor manufacturers such as Analog Devices and Texas Instruments were hurt by overcapacity in the marketplace.

Q. Some of the technology companies represented in the index appeared to be immune from the sector's troubles . . .

A. Most of the technology companies did suffer - at least to some degree - during the sector's correction in the spring. However, those that were leaders in their industries and had a history of meeting earnings expectations rebounded to even higher price levels than before and more quickly than others that lacked earnings consistency. As the period wore on, investors looked more favorably on technology leaders, such as data storage provider EMC and hardware/software provider Sun Microsystems, because their businesses occupied a niche in the marketplace that showed little evidence of declining revenue. As a result, the stock prices of these companies rose, while others, such as Dell and Lucent Technologies, were threatened by slower consumer spending and declined.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. After being out of favor for some time, financial stocks performed relatively well during the past six months. Can you tell us why?

A. The performance of financial stocks generally improved as the period moved along in response to a growing consensus that it appeared unlikely the Fed would raise interest rates further. After raising the federal funds rate in May, the Fed voted on three occasions - in June, August and October - to leave rates unchanged as evidence trickled in that the U.S. economy appeared to be slowing. The stabilization of interest rates fueled a rise in financial stocks, which historically perform better in such climates. Meanwhile, stocks of investment banking firms such as Lehman Brothers and Goldman Sachs got a boost from an increase in merger activity. Among the large deals in the period, Chase Manhattan reached a deal to acquire JP Morgan, while Credit Suisse First Boston bought exposure to the high-yield bond and retail online brokerage businesses with its purchase of Donaldson, Lufkin & Jenrette.

Q. What caused the utilities sector to underperform?

A. Telecommunication companies, which make up the largest portion of the S&P 500 index's utilities sector, proved to be the biggest drag on performance due to increased competition and falling prices. Specifically, Worldcom, AT&T and Sprint were hurt by increasing competitive pressures in the long-distance market. Elsewhere, the auctions for licenses to build the next generation of wireless communications were more competitive than expected, causing companies to spend far more than anticipated. As a result, analysts began to question whether or not wireless service providers would have enough capital remaining to build-out their networks.

Q. Which stocks were top contributors? Which disappointed?

A. American International Group, the fund's top performer, benefited from larger-than-expected growth in its core insurance business, as well as a proposed investment in Korean-based Hyundai Securities. Regional Bell operating company SBC Communications was rewarded for its fiscal restraint and strong balance sheet. In terms of disappointments, slowing demand for personal computers hurt sales growth at Intel. Lucent's stock was punished after the company sliced its first-quarter 2001 earnings forecast - its fifth consecutive lowered adjustment.

Q. What is your outlook, Dean?

A. With the economy slowing down, I expect to see more companies revising their quarterly earnings on the downside. These revisions should bring valuations - as well as returns - down closer to historically normal levels. On a positive note, there is little evidence of inflation in the domestic economy and several of the large-cap companies in the fund are still delivering growth, albeit on a more modest level than during the past few years.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of Bankers Trust only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks total return that corresponds to that of the Standard & Poor's 500 Index

Fund number: 317

Trading symbol: FSMKX

Start date: March 6, 1990

Size: as of October 31, 2000, more than $10.2 billion

Manager: Bankers Trust, since 1997

3

Dean Barr on changes to the S&P 500:

"The S&P 500 is an index of 500 stocks chosen to be representative of the broader market. Periodically, companies will be added or deleted from the index. Usually, these changes are based on events such as acquisitions, spin-offs or shifts in asset size."

Here are some recent changes to the index:

  July 26, 2000: Rite Aid was removed from the index for lack of representation and replaced by JDS Uniphase.
  July 27, 2000: 3Com was deleted and replaced by Palm Inc. after 3Com spun off its majority interest in Palm to 3Com shareholders. 3Com joined the S&P MidCap 400 index.
  September 29, 2000: Owens-Corning was removed for lack of representation and replaced by Avaya Inc., following S&P 500 component Lucent Technologies' spin-off of Avaya to Lucent shareholders.
  October 2, 2000: BestFoods was deleted as a result of its acquisition by S&P component Unilever N.V. and replaced by Dynegy, Inc. On the same date, Moody's replaced Dun & Bradstreet following a reorganization of Dun & Bradstreet. Additionally, Young & Rubicam was removed following its acquisition by WPP Group and King Pharmaceuticals was added to the index.

Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.3	4.1
Cisco Systems, Inc.	3.0	3.8
Microsoft Corp.	2.9	2.9
Exxon Mobil Corp.	2.5	2.1
Intel Corp.	2.4	3.4
Pfizer, Inc.	2.2	1.3
Citigroup, Inc.	1.9	1.6
American International Group, Inc.	1.8	1.3
Merck & Co., Inc.	1.6	1.3
Wal-Mart Stores, Inc.	1.6	2.0
	24.2	23.8
Top Ten Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	28.1	32.1
Finance	15.6	12.7
Health	11.3	9.6
Utilities	10.0	10.2
Industrial Machinery & Equipment	6.1	5.2
Nondurables	5.9	5.0
Energy	5.9	5.3
Retail & Wholesale	5.1	5.8
Media & Leisure	4.0	4.6
Basic Industries	2.8	2.8
Asset Allocation (% of fund's net assets)

To match the Standard & Poor's 500 Index, Spartan 500 Index seeks 100% investment exposure to stocks at all times.

Semiannual Report

Investments October 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.6%
Aerospace & Defense - 1.4%
BFGoodrich Co.	88,220	$ 3,612
Boeing Co.	729,284	49,455
Honeywell International, Inc.	671,677	36,145
ITT Industries, Inc.	71,170	2,317
Lockheed Martin Corp.	320,836	11,502
Northrop Grumman Corp.	56,400	4,738
Rockwell International Corp.	154,100	6,058
Textron, Inc.	115,900	5,846
United Technologies Corp.	378,080	26,395
		146,068
Defense Electronics - 0.1%
Raytheon Co. Class B	274,240	9,376
Ship Building & Repair - 0.1%
General Dynamics Corp.	162,800	11,650
TOTAL AEROSPACE & DEFENSE		167,094
BASIC INDUSTRIES - 2.8%
Chemicals & Plastics - 1.6%
Air Products & Chemicals, Inc.	184,940	6,901
Armstrong Holdings, Inc.	32,210	93
Ashland, Inc.	56,230	1,842
Avery Dennison Corp.	89,900	4,540
Dow Chemical Co.	547,310	16,761
E.I. du Pont de Nemours and Co.	841,634	38,189
Eastman Chemical Co.	61,842	2,651
Engelhard Corp.	102,737	2,145
FMC Corp. (a)	24,500	1,862
Great Lakes Chemical Corp.	43,900	1,465
Hercules, Inc.	86,720	1,588
Newell Rubbermaid, Inc.	212,722	4,082
Pharmacia Corp.	1,043,956	57,418
PPG Industries, Inc.	140,300	6,261
Praxair, Inc.	127,400	4,746
Rohm & Haas Co.	174,655	5,251
Sealed Air Corp. (a)	67,498	3,248
Union Carbide Corp.	108,800	4,678
W.R. Grace & Co. (a)	55,000	210
		163,931
Common Stocks - continued
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - continued
Iron & Steel - 0.1%
Allegheny Technologies, Inc.	66,412	$ 1,345
Bethlehem Steel Corp. (a)	101,300	291
Crane Co.	53,475	1,400
Nucor Corp.	67,900	2,355
USX - U.S. Steel Group	70,560	1,125
Worthington Industries, Inc.	68,825	658
		7,174
Metals & Mining - 0.3%
Alcan Aluminium Ltd.	269,390	8,502
Alcoa, Inc.	698,508	20,038
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	115,700	918
Inco Ltd. (a)	145,458	2,264
Phelps Dodge Corp.	63,187	2,954
		34,676
Packaging & Containers - 0.1%
Ball Corp.	23,675	832
Bemis Co., Inc.	34,700	898
Crown Cork & Seal Co., Inc.	102,280	933
Owens-Illinois, Inc. (a)	118,900	706
Tupperware Corp.	46,100	789
		4,158
Paper & Forest Products - 0.7%
Boise Cascade Corp.	46,900	1,345
Fort James Corp.	167,300	5,510
Georgia-Pacific Corp.	139,700	3,754
International Paper Co.	388,369	14,224
Kimberly-Clark Corp.	431,230	28,461
Louisiana-Pacific Corp.	87,460	743
Mead Corp.	84,000	2,431
Pactiv Corp. (a)	138,955	1,459
Potlatch Corp.	23,840	799
Temple-Inland, Inc.	44,200	1,978
Westvaco Corp.	74,250	2,116
Weyerhaeuser Co.	176,500	8,284
Willamette Industries, Inc.	86,500	3,141
		74,245
TOTAL BASIC INDUSTRIES		284,184
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Fortune Brands, Inc.	126,360	$ 3,720
Masco Corp.	369,600	6,907
Sherwin-Williams Co.	131,280	2,847
Vulcan Materials Co.	81,300	3,415
		16,889
Construction - 0.0%
Centex Corp.	47,820	1,769
Kaufman & Broad Home Corp.	39,200	1,166
Pulte Corp.	32,900	1,096
		4,031
Engineering - 0.0%
Fluor Corp.	61,430	2,150
TOTAL CONSTRUCTION & REAL ESTATE		23,070
DURABLES - 1.7%
Autos, Tires, & Accessories - 1.1%
AutoZone, Inc. (a)	112,100	3,006
Cooper Tire & Rubber Co.	60,700	664
Cummins Engine Co., Inc.	38,600	1,312
Dana Corp.	122,475	2,717
Danaher Corp.	114,900	7,253
Delphi Automotive Systems Corp.	450,677	7,070
Eaton Corp.	60,080	4,089
Ford Motor Co.	1,517,367	39,641
General Motors Corp.	428,256	26,605
Genuine Parts Co.	142,737	3,042
Goodyear Tire & Rubber Co.	125,900	2,329
Johnson Controls, Inc.	68,000	4,055
Navistar International Corp. (a)	50,060	1,655
PACCAR, Inc.	61,576	2,590
TRW, Inc.	97,720	4,104
Visteon Corp.	105,314	1,863
		111,995
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	333,420	32,217
Snap-On, Inc.	47,850	1,223
		33,440
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - 0.1%
Black & Decker Corp.	67,900	$ 2,555
Maytag Corp.	62,500	1,789
Whirlpool Corp.	58,300	2,536
		6,880
Home Furnishings - 0.0%
Leggett & Platt, Inc.	158,100	2,589
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	45,600	1,938
NIKE, Inc. Class B	220,120	8,791
Reebok International Ltd. (a)	45,500	981
Russell Corp.	29,200	467
Springs Industries, Inc. Class A	9,100	214
VF Corp.	94,568	2,583
		14,974
TOTAL DURABLES		169,878
ENERGY - 5.9%
Energy Services - 0.7%
Baker Hughes, Inc.	266,918	9,175
Halliburton Co.	361,100	13,383
McDermott International, Inc.	46,500	450
Nabors Industries, Inc. (a)	111,314	5,666
Rowan Companies, Inc. (a)	69,600	1,753
Schlumberger Ltd. (NY Shares)	470,460	35,814
Transocean Sedco Forex, Inc.	169,728	8,996
		75,237
Oil & Gas - 5.2%
Amerada Hess Corp.	74,340	4,609
Anadarko Petroleum Corp.	208,813	13,374
Apache Corp.	94,800	5,244
Burlington Resources, Inc.	174,456	6,280
Chevron Corp.	524,380	43,065
Conoco, Inc. Class B	504,456	13,715
Devon Energy Corp.	98,700	4,974
Exxon Mobil Corp.	2,811,361	250,738
Kerr-McGee Corp.	72,780	4,753
Occidental Petroleum Corp.	287,400	5,712
Phillips Petroleum Co.	205,000	12,659
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	1,727,680	$ 102,581
Sunoco, Inc.	71,880	2,152
Texaco, Inc.	445,780	26,329
The Coastal Corp.	173,800	13,111
Tosco Corp.	119,500	3,421
Unocal Corp.	197,920	6,754
USX - Marathon Group	253,600	6,895
		526,366
TOTAL ENERGY		601,603
FINANCE - 15.6%
Banks - 5.1%
AmSouth Bancorp.	311,300	4,339
Bank of America Corp.	1,322,420	63,559
Bank of New York Co., Inc.	592,800	34,123
Bank One Corp.	927,904	33,868
BB&T Corp.	317,000	10,104
Capital One Financial Corp.	157,000	9,911
Chase Manhattan Corp.	1,052,444	47,886
Comerica, Inc.	126,850	7,651
Fifth Third Bancorp	373,250	19,176
First Union Corp.	789,088	23,919
Firstar Corp.	821,493	16,173
FleetBoston Financial Corp.	723,609	27,497
Huntington Bancshares, Inc.	201,230	2,893
J.P. Morgan & Co., Inc.	130,319	21,568
KeyCorp	352,710	8,708
Mellon Financial Corp.	394,652	19,042
National City Corp.	489,450	10,462
Northern Trust Corp.	178,800	15,265
PNC Financial Services Group, Inc.	233,760	15,633
Regions Financial Corp.	176,200	4,152
SouthTrust Corp.	137,200	4,442
State Street Corp.	129,400	16,141
Summit Bancorp	141,600	5,310
SunTrust Banks, Inc.	243,500	11,886
Synovus Finanical Corp.	220,900	4,763
U.S. Bancorp	597,511	14,452
Union Planters Corp.	109,000	3,686
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Banks - continued
Wachovia Corp.	163,400	$ 8,824
Wells Fargo & Co.	1,325,240	61,375
		526,808
Credit & Other Finance - 3.4%
American Express Co.	1,067,016	64,021
Associates First Capital Corp. Class A	603,931	22,421
CIT Group, Inc. Class A	203,500	3,549
Citigroup, Inc.	3,617,815	190,388
Countrywide Credit Industries, Inc.	91,500	3,426
Household International, Inc.	378,404	19,038
MBNA Corp.	677,502	25,449
Old Kent Financial Corp.	103,950	2,878
Providian Financial Corp.	114,130	11,870
		343,040
Federal Sponsored Credit - 1.0%
Fannie Mae	807,180	62,153
Freddie Mac	555,700	33,342
USA Education, Inc.	125,900	7,035
		102,530
Insurance - 3.8%
Aetna, Inc.	114,230	6,604
AFLAC, Inc.	214,300	15,657
Allstate Corp.	596,766	24,020
American General Corp.	204,172	16,436
American International Group, Inc.	1,864,135	182,685
Aon Corp.	205,475	8,514
CIGNA Corp.	129,960	15,849
Cincinnati Financial Corp.	130,100	4,781
Conseco, Inc.	265,602	1,843
Hartford Financial Services Group, Inc.	176,040	13,104
Jefferson-Pilot Corp.	83,333	5,729
Lincoln National Corp.	154,420	7,470
Loews Corp.	79,700	7,248
Marsh & McLennan Companies, Inc.	215,430	28,167
MBIA, Inc.	79,700	5,793
MGIC Investment Corp.	85,700	5,838
Progressive Corp.	59,096	5,806
SAFECO Corp.	104,820	2,535
The Chubb Corp.	140,560	11,869
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
The St. Paul Companies, Inc.	172,684	$ 8,850
Torchmark Corp.	103,540	3,449
UnumProvident Corp.	194,913	5,506
		387,753
Savings & Loans - 0.3%
Charter One Financial, Inc.	177,765	4,077
Golden West Financial Corp.	126,900	7,114
Washington Mutual, Inc.	438,117	19,277
		30,468
Securities Industry - 2.0%
Bear Stearns Companies, Inc.	91,908	5,572
Charles Schwab Corp.	1,112,700	39,084
Franklin Resources, Inc.	201,400	8,628
Lehman Brothers Holdings, Inc.	195,000	12,578
Merrill Lynch & Co., Inc.	647,600	45,332
Morgan Stanley Dean Witter & Co.	909,792	73,068
PaineWebber Group, Inc.	115,600	8,237
Stilwell Financial, Inc.	179,700	8,053
T. Rowe Price Associates, Inc.	97,000	4,541
		205,093
TOTAL FINANCE		1,595,692
HEALTH - 11.3%
Drugs & Pharmaceuticals - 7.8%
Allergan, Inc.	104,700	8,801
ALZA Corp. (a)	100,800	8,159
American Home Products Corp.	1,048,840	66,601
Amgen, Inc. (a)	825,800	47,845
Bausch & Lomb, Inc.	42,340	1,633
Biogen, Inc. (a)	129,100	7,770
Bristol-Myers Squibb Co.	1,582,860	96,456
Eli Lilly & Co.	909,216	81,261
King Pharmaceuticals, Inc. (a)	138,383	6,201
Medimmune, Inc. (a)	178,800	11,689
Merck & Co., Inc.	1,859,980	167,282
Pfizer, Inc.	5,092,165	219,918
Quintiles Transnational Corp. (a)	93,100	1,298
Schering-Plough Corp.	1,178,260	60,901
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Sigma-Aldrich Corp.	71,500	$ 2,556
Watson Pharmaceuticals, Inc. (a)	78,800	4,930
		793,301
Medical Equipment & Supplies - 3.0%
Abbott Laboratories	1,247,940	65,907
Baxter International, Inc.	233,600	19,199
Becton, Dickinson & Co.	201,400	6,747
Biomet, Inc.	138,050	4,996
Boston Scientific Corp. (a)	325,300	5,184
C.R. Bard, Inc.	40,300	1,688
Cardinal Health, Inc.	221,850	21,020
Guidant Corp. (a)	244,600	12,949
Johnson & Johnson	1,120,540	103,230
McKesson HBOC, Inc.	228,669	6,417
Medtronic, Inc.	981,600	53,313
Millipore Corp.	35,400	1,859
St. Jude Medical, Inc. (a)	64,416	3,543
		306,052
Medical Facilities Management - 0.5%
HCA - The Healthcare Co.	449,980	17,971
HEALTHSOUTH Corp. (a)	312,900	3,755
Humana, Inc. (a)	135,800	1,647
Manor Care, Inc. (a)	83,500	1,393
Tenet Healthcare Corp.	253,600	9,970
UnitedHealth Group, Inc.	130,400	14,263
Wellpoint Health Networks, Inc. (a)	50,500	5,905
		54,904
TOTAL HEALTH		1,154,257
INDUSTRIAL MACHINERY & EQUIPMENT - 6.1%
Electrical Equipment - 4.7%
American Power Conversion Corp. (a)	170,600	2,207
Avaya, Inc. (a)	222,659	2,992
Emerson Electric Co.	347,340	25,508
General Electric Co.	7,987,899	437,828
Scientific-Atlanta, Inc.	129,200	8,842
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Electrical Equipment - continued
Thomas & Betts Corp.	58,420	$ 884
W.W. Grainger, Inc.	75,000	2,395
		480,656
Industrial Machinery & Equipment - 1.3%
Briggs & Stratton Corp.	18,700	667
Caterpillar, Inc.	279,220	9,790
Cooper Industries, Inc.	80,079	3,063
Deere & Co.	198,170	7,295
Dover Corp.	166,740	7,076
Illinois Tool Works, Inc.	243,720	13,542
Ingersoll-Rand Co.	130,110	4,912
Pall Corp.	100,366	2,164
Parker-Hannifin Corp.	90,475	3,743
The Stanley Works	71,200	1,896
Timken Co.	49,075	690
Tyco International Ltd.	1,360,630	77,131
		131,969
Pollution Control - 0.1%
Allied Waste Industries, Inc. (a)	161,300	1,492
Waste Management, Inc.	502,913	10,058
		11,550
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		624,175
MEDIA & LEISURE - 4.0%
Broadcasting - 1.3%
Clear Channel Communications, Inc. (a)	463,017	27,810
Comcast Corp. Class A (special) (a)	754,100	30,730
Time Warner, Inc.	1,060,798	80,525
		139,065
Entertainment - 1.4%
Carnival Corp.	500,300	12,414
Viacom, Inc. Class B (non-vtg.) (a)	1,222,290	69,518
Walt Disney Co.	1,668,490	59,753
		141,685
Leisure Durables & Toys - 0.2%
Brunswick Corp.	70,100	1,363
Harley-Davidson, Inc.	244,100	11,763
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Leisure Durables & Toys - continued
Hasbro, Inc.	138,448	$ 1,488
Mattel, Inc.	344,495	4,457
		19,071
Lodging & Gaming - 0.1%
Harrah's Entertainment, Inc. (a)	83,550	2,392
Hilton Hotels Corp.	300,760	2,857
Marriott International, Inc. Class A	202,000	8,181
		13,430
Publishing - 0.5%
American Greetings Corp. Class A	60,460	1,100
Dow Jones & Co., Inc.	63,600	3,744
Gannett Co., Inc.	214,000	12,412
Harcourt General, Inc.	50,276	2,818
Knight-Ridder, Inc.	64,760	3,254
McGraw-Hill Companies, Inc.	158,100	10,148
Meredith Corp.	41,600	1,321
The New York Times Co. Class A	139,800	5,138
Tribune Co.	248,303	9,203
		49,138
Restaurants - 0.5%
Darden Restaurants, Inc.	101,920	2,293
McDonald's Corp.	1,068,100	33,111
Starbucks Corp. (a)	147,800	6,605
Tricon Global Restaurants, Inc. (a)	119,732	3,592
Wendy's International, Inc.	93,800	2,040
		47,641
TOTAL MEDIA & LEISURE		410,030
NONDURABLES - 5.9%
Beverages - 1.8%
Adolph Coors Co. Class B	29,300	1,866
Anheuser-Busch Companies, Inc.	729,980	33,397
Brown-Forman Corp. Class B (non-vtg.)	54,280	3,304
Coca-Cola Enterprises, Inc.	337,000	6,192
Seagram Co. Ltd.	354,620	20,258
The Coca-Cola Co.	2,005,180	121,063
		186,080
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - 1.7%
Archer-Daniels-Midland Co.	507,450	$ 5,582
Campbell Soup Co.	338,660	9,906
ConAgra Foods, Inc.	428,500	9,159
General Mills, Inc.	233,340	9,742
H.J. Heinz Co.	281,700	11,814
Hershey Foods Corp.	110,120	5,981
Kellogg Co.	325,880	8,269
Nabisco Group Holdings Corp.	262,100	7,568
PepsiCo, Inc.	1,164,320	56,397
Quaker Oats Co.	106,600	8,695
Ralston Purina Co.	244,440	5,928
Sara Lee Corp.	698,300	15,057
Sysco Corp.	268,280	14,001
Wm. Wrigley Jr. Co.	91,380	7,236
		175,335
Household Products - 1.7%
Avon Products, Inc.	189,440	9,188
Clorox Co.	187,340	8,360
Colgate-Palmolive Co.	477,840	28,078
Gillette Co.	846,420	29,519
International Flavors & Fragrances, Inc.	82,050	1,374
Procter & Gamble Co.	1,054,420	75,325
Unilever NV (NY Shares)	460,646	23,407
		175,251
Tobacco - 0.7%
Philip Morris Companies, Inc.	1,810,880	66,323
UST, Inc.	131,400	3,318
		69,641
TOTAL NONDURABLES		606,307
PRECIOUS METALS - 0.1%
Barrick Gold Corp.	320,200	4,259
Homestake Mining Co.	192,500	794
Newmont Mining Corp.	138,164	1,874
Placer Dome, Inc.	270,000	2,243
TOTAL PRECIOUS METALS		9,170
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - 5.1%
Apparel Stores - 0.3%
Gap, Inc.	682,715	$ 17,623
The Limited, Inc.	348,962	8,811
TJX Companies, Inc.	247,500	6,744
		33,178
Drug Stores - 0.5%
CVS Corp.	315,620	16,708
Longs Drug Stores Corp.	31,840	697
Walgreen Co.	810,660	36,986
		54,391
General Merchandise Stores - 2.4%
Consolidated Stores Corp. (a)	89,800	1,066
Costco Wholesale Corp. (a)	360,090	13,188
Dillards, Inc. Class A	82,660	868
Dollar General Corp.	267,297	4,143
Federated Department Stores, Inc. (a)	170,600	5,555
JCPenney Co., Inc.	212,820	2,487
Kmart Corp. (a)	397,200	2,358
Kohls Corp. (a)	262,100	14,203
Nordstrom, Inc.	110,700	1,820
Sears, Roebuck & Co.	284,510	8,458
Target Corp.	715,100	19,755
The May Department Stores Co.	269,870	7,084
Wal-Mart Stores, Inc.	3,594,620	163,106
		244,091
Grocery Stores - 0.5%
Albertson's, Inc.	342,606	8,115
Kroger Co. (a)	673,000	15,185
Safeway, Inc. (a)	399,300	21,837
SUPERVALU, Inc.	104,300	1,604
Winn-Dixie Stores, Inc.	111,240	2,141
		48,882
Retail & Wholesale, Miscellaneous - 1.4%
Alberto-Culver Co. Class B	41,100	1,379
Bed Bath & Beyond, Inc. (a)	227,600	5,875
Best Buy Co., Inc. (a)	165,500	8,306
Circuit City Stores, Inc. - Circuit City Group	164,500	2,180
Home Depot, Inc.	1,864,569	80,176
Lowe's Companies, Inc.	304,120	13,894
Office Depot, Inc. (a)	266,700	2,217
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
RadioShack Corp.	152,164	$ 9,073
Staples, Inc. (a)	380,700	5,425
Tiffany & Co., Inc.	112,000	4,781
Toys 'R' Us, Inc. (a)	183,225	3,149
		136,455
TOTAL RETAIL & WHOLESALE		516,997
SERVICES - 0.5%
Advertising - 0.2%
Interpublic Group of Companies, Inc.	247,900	10,644
Omnicom Group, Inc.	143,100	13,201
		23,845
Leasing & Rental - 0.0%
Ryder System, Inc.	66,100	1,305
Printing - 0.1%
Deluxe Corp.	65,200	1,471
R.R. Donnelley & Sons Co.	104,820	2,254
		3,725
Services - 0.2%
Cendant Corp. (a)	573,849	6,886
Convergys Corp. (a)	123,700	5,389
Ecolab, Inc.	103,200	4,044
H&R Block, Inc.	79,780	2,847
Moodys Corp.	130,220	3,426
National Service Industries, Inc.	32,500	664
		23,256
TOTAL SERVICES		52,131
TECHNOLOGY - 28.1%
Communications Equipment - 5.7%
ADC Telecommunications, Inc. (a)	612,000	13,082
Andrew Corp. (a)	68,612	1,805
Cabletron Systems, Inc. (a)	147,400	3,998
Cisco Systems, Inc. (a)	5,728,700	308,634
Comverse Technology, Inc. (a)	127,800	14,282
Corning, Inc.	709,220	54,255
Lucent Technologies, Inc.	2,686,310	62,625
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Nortel Networks Corp.	2,406,660	$ 109,503
Tellabs, Inc. (a)	327,400	16,350
		584,534
Computer Services & Software - 8.1%
Adobe Systems, Inc.	194,400	14,787
America Online, Inc. (a)	1,879,900	94,803
Autodesk, Inc.	48,340	1,067
Automatic Data Processing, Inc.	506,040	33,051
BMC Software, Inc. (a)	197,700	4,016
Ceridian Corp. (a)	116,200	2,905
Citrix Systems, Inc. (a)	146,200	3,235
Computer Associates International, Inc.	470,287	14,990
Computer Sciences Corp. (a)	135,300	8,524
Compuware Corp. (a)	291,800	2,298
Electronic Data Systems Corp.	376,100	17,653
Equifax, Inc.	114,200	3,940
First Data Corp.	330,000	16,541
IMS Health, Inc.	239,940	5,669
Mercury Interactive Corp. (a)	62,700	6,960
Microsoft Corp. (a)	4,245,600	292,416
NCR Corp. (a)	78,700	3,394
Novell, Inc. (a)	268,700	2,418
Oracle Corp. (a)	4,538,600	149,774
Parametric Technology Corp. (a)	219,600	2,704
Paychex, Inc.	314,300	17,817
PeopleSoft, Inc. (a)	230,200	10,046
Sabre Holdings Corp. Class A	97,469	3,259
Sapient Corp. (a)	96,200	3,421
Siebel Systems, Inc. (a)	339,100	35,584
Unisys Corp. (a)	252,700	3,222
VERITAS Software Corp. (a)	326,600	46,056
Yahoo!, Inc. (a)	457,800	26,839
		827,389
Computers & Office Equipment - 7.1%
Adaptec, Inc. (a)	83,300	1,317
Apple Computer, Inc. (a)	261,000	5,106
Compaq Computer Corp.	1,371,404	41,704
Dell Computer Corp. (a)	2,087,500	61,581
EMC Corp. (a)	1,760,000	156,750
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Gateway, Inc. (a)	259,500	$ 13,393
Hewlett-Packard Co.	1,609,540	74,743
International Business Machines Corp.	1,423,480	140,213
Lexmark International Group, Inc. Class A (a)	104,100	4,268
Network Appliance, Inc. (a)	251,900	29,976
Palm, Inc.	459,650	24,620
Pitney Bowes, Inc.	207,480	6,160
Seagate Technology, Inc. (a)	184,400	12,885
Sun Microsystems, Inc. (a)	1,280,500	141,975
Xerox Corp.	535,200	4,516
		719,207
Electronic Instruments - 1.0%
Agilent Technologies, Inc.	366,383	16,968
Applied Materials, Inc. (a)	651,300	34,600
KLA-Tencor Corp. (a)	147,700	4,994
Novellus Systems, Inc. (a)	118,800	4,863
PE Corp. - Biosystems Group	168,000	19,656
PerkinElmer, Inc.	38,120	4,555
Tektronix, Inc.	38,300	2,729
Teradyne, Inc. (a)	139,600	4,363
Thermo Electron Corp. (a)	132,400	3,840
		96,568
Electronics - 6.1%
Advanced Micro Devices, Inc. (a)	242,800	5,493
Altera Corp. (a)	319,400	13,075
Analog Devices, Inc. (a)	283,900	18,454
Broadcom Corp. Class A (a)	178,400	39,672
Conexant Systems, Inc. (a)	176,400	4,642
Intel Corp.	5,416,880	243,760
JDS Uniphase Corp. (a)	753,131	61,333
Linear Technology Corp.	249,700	16,121
LSI Logic Corp. (a)	244,700	8,045
Maxim Integrated Products, Inc. (a)	239,800	15,902
Micron Technology, Inc. (a)	469,000	16,298
Molex, Inc.	161,650	8,729
Motorola, Inc.	1,751,580	43,680
National Semiconductor Corp. (a)	143,000	3,718
Power-One, Inc. (a)	61,100	4,334
Sanmina Corp. (a)	126,600	14,472
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - continued
Solectron Corp. (a)	481,400	$ 21,182
Texas Instruments, Inc.	1,391,747	68,283
Xilinx, Inc. (a)	269,100	19,493
		626,686
Photographic Equipment - 0.1%
Eastman Kodak Co.	248,470	11,150
Polaroid Corp.	35,840	361
		11,511
TOTAL TECHNOLOGY		2,865,895
TRANSPORTATION - 0.6%
Air Transportation - 0.2%
AMR Corp.	119,940	3,928
Delta Air Lines, Inc.	100,360	4,742
Southwest Airlines Co.	402,687	11,477
US Airways Group, Inc. (a)	56,800	2,144
		22,291
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	324,629	8,623
CSX Corp.	176,872	4,477
Norfolk Southern Corp.	306,420	4,328
Union Pacific Corp.	201,340	9,438
		26,866
Trucking & Freight - 0.1%
FedEx Corp. (a)	235,160	11,020
TOTAL TRANSPORTATION		60,177
UTILITIES - 10.0%
Cellular - 1.1%
ALLTEL Corp.	251,600	16,212
Nextel Communications, Inc. Class A (a)	630,200	24,223
QUALCOMM, Inc. (a)	598,600	38,974
Sprint Corp. - PCS Group Series 1 (a)	742,990	28,326
		107,735
Electric Utility - 2.1%
AES Corp. (a)	364,000	20,566
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - continued
Ameren Corp.	104,800	$ 4,166
American Electric Power Co., Inc.	268,848	11,157
Cinergy Corp.	120,417	3,688
CMS Energy Corp.	105,593	2,851
Consolidated Edison, Inc.	171,000	6,017
Constellation Energy Corp.	115,050	4,796
CP&L Energy, Inc.	116,300	4,688
Dominion Resources, Inc.	198,369	11,815
DTE Energy Co.	118,300	4,274
Duke Energy Corp.	299,750	25,910
Edison International	268,100	6,401
Entergy Corp.	185,500	7,107
Exelon Corp.	262,362	15,775
FirstEnergy Corp.	173,700	4,494
Florida Progress Corp.	84,000	4,468
FPL Group, Inc.	149,800	9,887
GPU, Inc.	111,500	3,686
Niagara Mohawk Holdings, Inc. (a)	102,900	1,646
PG&E Corp.	321,200	8,652
Pinnacle West Capital Corp.	71,800	3,119
PPL Corp.	108,620	4,474
Public Service Enterprise Group, Inc.	184,300	7,648
Reliant Energy, Inc.	225,225	9,305
Southern Co.	523,400	15,375
TXU Corp.	212,738	7,885
XCEL Energy, Inc.	254,070	6,495
		216,345
Gas - 1.0%
Columbia Energy Group	64,480	4,639
Dynegy, Inc. Class A	256,902	11,898
Eastern Enterprises Co.	22,300	1,436
El Paso Energy Corp.	187,860	11,776
Enron Corp.	593,980	48,743
KeySpan Corp.	109,000	3,835
NICOR, Inc.	37,740	1,333
ONEOK, Inc.	24,124	956
Peoples Energy Corp.	29,100	1,000
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas - continued
Sempra Energy	152,202	$ 3,149
Williams Companies, Inc.	352,200	14,726
		103,491
Telephone Services - 5.8%
AT&T Corp.	3,026,317	70,173
BellSouth Corp.	1,514,580	73,173
CenturyTel, Inc.	114,900	4,424
Global Crossing Ltd. (a)	705,879	16,676
Qwest Communications International, Inc. (a)	1,338,031	65,062
SBC Communications, Inc.	2,739,539	158,037
Sprint Corp. - FON Group	708,880	18,076
Verizon Communications	2,191,839	126,716
WorldCom, Inc. (a)	2,313,778	54,952
		587,289
TOTAL UTILITIES		1,014,860
TOTAL COMMON STOCKS (Cost $6,714,242)		10,155,520
U.S. Treasury Obligations - 0.9%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 5.98% to 6.2% 11/9/00 to 1/4/01 (c) (Cost $97,497)	$ 98,069	97,509
Cash Equivalents - 3.5%
	Shares	Value (Note 1) (000s)
Bankers Trust Institutional Daily Assets Fund, 6.66% (b) (Cost $360,248)	360,248,143	$ 360,248
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $7,171,987)		10,613,277
NET OTHER ASSETS - (3.9)%		(402,742)
NET ASSETS - 100%		$ 10,210,535
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
145 S&P 500 Stock Index Contracts	Dec. 2000	$ 52,207	$ 1,878
The face value of futures purchased as a percentage of net assets - 0.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,375,000.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $7,185,021,000. Net unrealized appreciation aggregated $3,428,256,000, of which $4,112,450,000 related to appreciated investment securities and $684,194,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2000 (Unaudited)
Assets
Investment in securities, at value (cost $7,171,987) - See accompanying schedule		$ 10,613,277
Cash		331
Receivable for investments sold		2,526
Receivable for fund shares sold		22,266
Dividends receivable		6,920
Redemption fees receivable		3
Receivable for daily variation on futures contracts		1,975
Total assets		10,647,298
Liabilities
Payable for investments purchased	$ 74,755
Accrued management fee	480
Other payables and accrued expenses	1,280
Collateral on securities loaned, at value	360,248
Total liabilities		436,763
Net Assets		$ 10,210,535
Net Assets consist of:
Paid in capital		$ 6,788,179
Undistributed net investment income		50,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(71,093)
Net unrealized appreciation (depreciation) on investments		3,443,168
Net Assets, for 103,417 shares outstanding		$ 10,210,535
Net Asset Value, offering price and redemption price per share ($10,210,535 ÷ 103,417 shares)		$98.73

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)
Investment Income Dividends		$ 56,733
Interest		3,344
Security lending		378
Total income		60,455
Expenses
Management fee	$ 12,517
Transfer agent fees	6,269
Accounting fees	440
Non-interested trustees' compensation	17
Registration fees	92
Audit	32
Legal	22
Miscellaneous	2
Total expenses before reductions	19,391
Expense reductions	(9,530)	9,861
Net investment income		50,594
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,977)
Futures contracts	1,025	(7,952)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(139,899)
Futures contracts	(5,116)	(145,015)
Net gain (loss)		(152,967)
Net increase (decrease) in net assets resulting from operations		$ (102,373)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2000 (Unaudited)	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 50,594	$ 106,574
Net realized gain (loss)	(7,952)	(320)
Change in net unrealized appreciation (depreciation)	(145,015)	803,487
Net increase (decrease) in net assets resulting from operations	(102,373)	909,741
Distributions to shareholders From net investment income	(30,390)	(117,819)
From net realized gain	-	(8,624)
In excess of net realized gain	-	(60,385)
Total distributions	(30,390)	(186,828)
Share transactions Net proceeds from sales of shares	926,619	3,360,364
Reinvestment of distributions	28,444	175,991
Cost of shares redeemed	(681,298)	(2,859,543)
Net increase (decrease) in net assets resulting from share transactions	273,765	676,812
Redemption fees	267	1,132
Total increase (decrease) in net assets	141,269	1,400,857
Net Assets
Beginning of period	10,069,266	8,668,409
End of period (including undistributed net investment income of $50,281 and $35,283, respectively)	$ 10,210,535	$ 10,069,266
Other Information Shares
Sold	9,318	35,297
Issued in reinvestment of distributions	280	1,844
Redeemed	(6,816)	(29,870)
Net increase (decrease)	2,782	7,271

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31, 2000	Years ended April 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 100.06	$ 92.85	$ 78.74	$ 57.82	$ 48.22	$ 38.32
Income from Invest- ment Operations
Net investment income	.50 D	1.07 D	1.05 D	1.11 D	.95 D	.92
Net realized and unrealized gain (loss)	(1.53)	8.02	15.52	21.92	10.58	10.32
Total from investment operations	(1.03)	9.09	16.57	23.03	11.53	11.24
Less Distributions
From net investment income	(.30)	(1.19)	(.79)	(.75)	(.90)	(.99)
From net realized gain	-	(.09)	(1.68)	(1.38)	(1.05)	(.37)
In excess of net realized gain	-	(.61)	-	-	-	-
Total distributions	(.30)	(1.89)	(2.47)	(2.13)	(1.95)	(1.36)
Redemption fees added to paid in capital	.00	.01	.01	.02	.02	.02
Net asset value, end of period	$ 98.73	$ 100.06	$ 92.85	$ 78.74	$ 57.82	$ 48.22
Total Return B, C	(1.04)%	9.91%	21.68%	40.74%	24.58%	29.83%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 10,211	$ 10,069	$ 8,668	$ 5,437	$ 2,300	$ 1,011
Ratio of expenses to average net assets	.19% A, E	.19% E	.19% E	.19% E	.44% E	.45%
Ratio of net invest- ment income to average net assets	.97% A	1.12%	1.30%	1.61%	1.82%	2.11%
Portfolio turnover rate	5% A	8%	4%	6%	6%	5%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $676,960,000 and $254,851,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $677,772,000 and $811,274,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. The fund's investment adviser, Fidelity Management & Research Company (FMR) receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets.

Sub-Adviser and Security Lending Fees. Beginning January 1, 2001, FMR Co.(FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services to the fund.

FMR and the fund have entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 70% of net income from the securities lending program. Bankers Trust retains no more than 30% of net income under this agreement. For the period, Bankers Trust retained $162,000.

In March 1999, Bankers Trust announced that it had reached an agreement with the U.S. Attorney's office to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and 1996. As a result of the plea, absent an order from the Securities and Exchange Commission, Bankers Trust would not have been able to provide investment advisory services to the fund. The SEC previously

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser and Security Lending Fees - continued

granted a temporary order to permit Bankers Trust and its affiliates to provide investment advisory services to registered investment companies. On July 10, 2000, the SEC granted Bankers Trust a permanent order.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .12% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Bankers Trust. The commissions paid to these affiliated firms were $24,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $351,628,000. The fund received cash collateral of $360,248,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annual rate of .19% of average net assets. For the period, the reimbursement reduced expenses by $9,482,000.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $20,000 and $28,000, respectively, under these arrangements.

Semiannual Report

Distributions

The Board of Trustees of Spartan 500 Index Fund voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a dividend of $.67 per share from net investment income.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
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Accounts

Buying shares

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Overnight Express
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Selling shares

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Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

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P.O. Box 500
Merrimack, NH 03054-0500

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Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
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General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Bankers Trust Company

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Bankers Trust Company

New York, New York

Fidelity's Index Funds

Four-In-One Index Fund

Spartan® Extended Market Index Fund

Spartan International Index Fund

Spartan 500 Index Fund

Spartan Total Market Index Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Fidelity Automated Service
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(automated graphic)    Automated line for quickest service

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SMI-SANN-1200 118831
1.538467.103

Fidelity®

Small Cap Retirement

Fund

Semiannual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	5	The manager's review of fund performance, strategy and outlook.
Investment Summary	8	A summary of the fund's investments.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	20	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

|

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended October 31, 2000	Life of fund
Fidelity Small Cap Retirement	0.70%
Russell 2000®	-2.26%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on September 26, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity market environment during the six-month period that ended October 31, 2000, will be remembered as one of the most difficult in recent years. Three negative factors - rising interest rates, the highest oil prices in a decade and the declining value of the European currency - collectively hindered the growth of many domestic companies. As a result, investors reacted pessimistically to most stocks, regardless of market capitalization or industry. In May, the tech-heavy NASDAQ Composite Index experienced a sharp decline and failed to recoup the gains it achieved earlier in the year as the period wore on. The NASDAQ ended the six-month period with a -12.64% return. The Standard & Poor's 500SM Index, an index of 500 larger companies, declined 1.03%. Elsewhere, the Russell 2000® Index, a benchmark of smaller companies that had gained nearly 19% in the previous six-month period, slumped to a -1.11% return. Only the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a gain, returning 3.01% in large part because investors favored more established companies in October. For its part, the Federal Reserve Board raised the federal funds rate to 6.50% in May - its highest level in nine years - in an attempt to slow the economy and ward off inflation. Meanwhile, the euro's weakness and higher fuel costs particularly hurt multinational companies, many of which lowered third-quarter earnings targets.

(Portfolio Manager photograph)
An interview with Jamie Harmon, Portfolio Manager of Fidelity Small Cap Retirement Fund

Q. How did the fund perform, Jamie?

A. From its inception on September 26, 2000, through October 31, 2000, the fund returned 0.70%. In comparison, the fund's benchmark, the Russell 2000 Index, returned -2.26%. Going forward, we will look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group.

Q. What helped the fund outperform the index during the brief period?

A. Strong stock selection in technology, health care and services was the key. In the technology sector, steady growth companies such as Black Box and Affiliated Computer Services led the way. Among our health care holdings, the fund benefited from generic drug companies such as SICOR. Meanwhile, education companies Corinthian Colleges and New Horizons fueled performance in the services sector.

Q. How would you describe your investment strategy for this fund?

A. I describe my approach as "aggressive value." While this is not an official Lipper fund category, I believe it most accurately describes my investment philosophy. The fund is a "value" fund in that I invest in stocks that I believe are priced below their intrinsic value, or the present value of the future cash flows. A large percentage of the fund's assets are invested in great small companies that are underappreciated by Wall Street, many of them in prosaic businesses such as distribution, post-secondary education and candy manufacturing. I use the term "aggressive value" instead of simply "value" for two reasons. First, my definition of value differs from many people's definition of value. While I care about the traditional metrics such as price/earnings ratios, I try to see the whole picture by also examining the value of intangible assets, management, future growth, etc. I try to look at a stock from a number of angles before investing. The second reason that I call the fund "aggressive" is that it has a higher-than-average turnover rate. Because there is much less research on small cap stocks, the market often overreacts to bad news and sometimes underreacts to good news. In these times of high volatility, I think it is important to try to be diligent about cutting our losses. Additionally, I sometimes make sector bets when I feel the outlook for a particular industry - such as health care or technology - is quite strong or quite weak. It is important to remember that the main disadvantage of high turnover - increased taxes due to more realized gains - does not apply to investors in this fund because it is only marketed to retirement plan participants at this time.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Can you provide an example of a specific stock that was a value?

A. Let's look at Corinthian Colleges, a post-secondary educational firm that specializes in practical degrees such as nursing and information technology. When I first bought the stock it was selling in the $20 range. It was priced at 5-times book value and 15-times earnings - not wildly cheap by traditional valuation measures. However, we live in the information age and workers continuously need to learn new skills. When I evaluated Corinthian Colleges, it was growing quarterly revenues by 20% and quarterly earnings by 80% or more. It possessed strong cash flow because consumers paid in advance for its services. Even better, the company demonstrated the ability to increase prices in a deflationary environment. Despite these many positives, Corinthian's stock was flat for roughly a year after it went public. In my opinion, the market gave us a great opportunity to buy a great company at a reasonable price. As the market began to recognize the company's strengths, the stock performed quite well. Corinthian has been one of the fund's top performers since inception.

Q. Outside of education, were there any other areas you sought to capitalize on?

A. The fund has a large investment in health care because I believe in the sector's growth potential and don't believe it will be hurt by a potential slowdown in technology or the economy. Generally, I prefer the emerging pharmaceutical and medical device companies because they provide products that save lives and improve our quality of life. In many cases, these companies have patents that give them a very strong market position. Many health care services firms also are attractive because they can provide solid growth in any economic environment.

Q. What's your outlook, Jamie?

A. I'm optimistic. Regardless of the market's direction, there are always opportunities for stock picking in small caps. Even better, small caps are very attractive right now. They generally grow faster than larger companies and, at the end of the period, prices for small-cap companies were still very cheap relative to historical averages.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Fund number: 384

Trading symbol: FSLRF

Start date: September 26, 2000

Size: as of October 31, 2000, more than $1 million

Manager: Jamie Harmon, since inception; portfolio assistant, various small-cap portfolios, 1998-2000; manager, Fidelity Select Biotechnology Portfolio, 1997-1998; analyst, various industries, 1995-1997; joined Fidelity in 1995

3

Jamie Harmon on opportunities in small-cap companies:

"Historically, the relative performance between small-cap stocks and large-cap stocks has run in cycles that tend to last about five to six years. For roughly the five years leading up to 1999, small caps experienced a period of underperformance relative to large caps. However, during the 12-month period that ended October 31, 2000, small-cap stocks - as represented by the Russell 2000 Index - returned 17.41%, while the large-cap oriented S&P 500 index returned 6.09% and the blue-chips' index, the Dow Jones Industrial Average, advanced 3.82%.

"Given this and other data based on the past year, the U.S. equity market appears to be in the early stages of experiencing another prolonged period of small-cap outperformance relative to larger companies.

"There are two main reasons why small caps could dominate the market during the next few years. To begin with, small-cap stocks are generally at the cheapest levels they've been in 20 years, based on earnings multiples and other fundamental valuations. Second, the average U.S. equity mutual fund today has a much smaller allocation of small-cap stocks than a few years ago. Therefore, as capital appreciation fund managers begin to gradually purchase more small-cap stocks - an event that is currently in progress - the prices of small-cap stocks could increase sharply."

Semiannual Report

Investment Summary

|

Investment Summary

Top Ten Stocks as of October 31, 2000
% of fund's net assets
Black Box Corp.	3.0
Affiliated Computer Services, Inc. Class A	2.7
Hollywood Casino Corp.	2.3
Christopher & Banks Corp.	2.2
Corinthian Colleges, Inc.	2.1
Biomet, Inc.	2.1
Amsurg Corp. Class A	1.9
Insight Enterprises, Inc.	1.9
SICOR, Inc.	1.8
ICU Medical, Inc.	1.7
21.7
Top Five Market Sectors as of October 31, 2000
% of fund's net assets
Health	19.2
Technology	19.1
Retail & Wholesale	12.1
Services	12.1
Media & Leisure	9.5
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *
Stocks 91.4%
Short-Term Investments and Net Other Assets 8.6%
* Foreign investments	1.9%

Semiannual Report

Investments October 31, 2000

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (Note 1)
BASIC INDUSTRIES - 0.8%
Paper & Forest Products - 0.8%
Pactiv Corp. (a)	940	$ 9,870
CONSTRUCTION & REAL ESTATE - 0.9%
Building Materials - 0.5%
Quixote Corp.	350	5,731
Construction - 0.4%
Kaufman & Broad Home Corp.	100	2,975
Toll Brothers, Inc. (a)	60	1,950
		4,925
TOTAL CONSTRUCTION & REAL ESTATE		10,656
DURABLES - 2.7%
Consumer Durables - 0.4%
Shuffle Master, Inc. (a)	200	4,488
Consumer Electronics - 0.3%
Harman International Industries, Inc.	70	3,360
Textiles & Apparel - 2.0%
Coach, Inc.	100	2,338
Maxwell Shoe, Inc. Class A (a)	500	5,563
Polo Ralph Lauren Corp. Class A (a)	360	7,065
Timberland Co. Class A (a)	185	9,551
		24,517
TOTAL DURABLES		32,365
ENERGY - 0.5%
Energy Services - 0.2%
Carbo Ceramics, Inc.	100	2,994
Oil & Gas - 0.3%
Grant Prideco, Inc. (a)	40	743
Swift Energy Co. (a)	85	2,763
		3,506
TOTAL ENERGY		6,500
FINANCE - 7.1%
Insurance - 6.1%
Arthur J. Gallagher & Co.	260	16,413
Brown & Brown, Inc.	245	7,963
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
Everest Re Group Ltd.	120	$ 7,035
First Health Group Corp. (a)	350	13,650
Hilb, Rogal & Hamilton Co.	190	7,529
PartnerRe Ltd.	60	3,270
Philadelphia Consolidated Holding Corp. (a)	320	7,140
RenaissanceRe Holdings Ltd.	95	6,893
Wesco Financial Corp.	10	2,678
		72,571
Securities Industry - 1.0%
Gabelli Asset Management, Inc. Class A (a)	310	11,160
TOTAL FINANCE		83,731
HEALTH - 19.2%
Drugs & Pharmaceuticals - 5.2%
Alpharma, Inc. Class A	260	10,091
Andrx Corp. - Andrx Group (a)	80	5,760
CIMA Labs, Inc. (a)	70	3,850
Enzon, Inc. (a)	45	3,206
Invitrogen Corp. (a)	45	3,423
KV Pharmaceutical Co. Class A (a)	80	3,115
NaPro BioTherapeutics, Inc. (a)	400	4,450
SICOR, Inc. (a)	1,695	21,717
Watson Pharmaceuticals, Inc. (a)	95	5,943
		61,555
Medical Equipment & Supplies - 8.0%
AmeriSource Health Corp. Class A (a)	175	7,602
Biomet, Inc.	675	24,427
DENTSPLY International, Inc.	370	12,834
First Horizon Pharmaceutical Corp.	545	11,377
ICU Medical, Inc. (a)	820	20,500
Patterson Dental Co. (a)	570	17,848
		94,588
Medical Facilities Management - 6.0%
AmeriPath, Inc. (a)	250	4,484
Amsurg Corp. Class A (a)	1,580	23,108
Corvel Corp. (a)	370	11,724
Davita, Inc. (a)	820	9,225
HEALTHSOUTH Corp. (a)	140	1,680
Laboratory Corp. of America Holdings (a)	25	3,372
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - continued
Manor Care, Inc. (a)	610	$ 10,179
Trigon Healthcare, Inc. (a)	100	7,169
		70,941
TOTAL HEALTH		227,084
MEDIA & LEISURE - 9.5%
Broadcasting - 0.8%
BHC Communications, Inc. Class A	15	2,160
Cox Radio, Inc. Class A (a)	160	3,640
Entercom Communications Corp. Class A (a)	100	3,919
		9,719
Entertainment - 0.2%
MTR Gaming Group, Inc. (a)	260	1,885
Lodging & Gaming - 5.4%
Anchor Gaming (a)	20	1,699
Hollywood Casino Corp. (a)	2,525	26,513
International Game Technology (a)	170	6,226
Penn National Gaming, Inc. (a)	970	16,975
WMS Industries, Inc. (a)	550	12,238
		63,651
Publishing - 0.8%
Harte-Hanks, Inc.	360	7,965
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	90	1,164
		9,129
Restaurants - 2.3%
CEC Entertainment, Inc. (a)	205	6,534
Jack in the Box, Inc. (a)	140	3,430
P.F. Chang's China Bistro, Inc. (a)	225	9,225
Papa John's International, Inc. (a)	340	8,543
		27,732
TOTAL MEDIA & LEISURE		112,116
NONDURABLES - 2.2%
Foods - 1.5%
J.M. Smucker Co.	60	1,335
Tootsie Roll Industries, Inc.	415	15,926
		17,261
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Household Products - 0.7%
Church & Dwight Co., Inc.	415	$ 8,196
TOTAL NONDURABLES		25,457
RETAIL & WHOLESALE - 12.1%
Apparel Stores - 6.7%
Abercrombie & Fitch Co. Class A (a)	500	11,781
American Eagle Outfitters, Inc. (a)	380	13,086
Chico's FAS, Inc. (a)	145	4,694
Christopher & Banks Corp. (a)	775	25,672
Claire's Stores, Inc.	150	3,019
Dress Barn, Inc. (a)	135	3,383
Kenneth Cole Productions, Inc. Class A (a)	80	3,635
Talbots, Inc.	20	1,581
The Men's Wearhouse, Inc. (a)	300	8,775
Venator Group, Inc. (a)	150	2,119
Wilsons Leather Experts, Inc. (a)	140	2,144
		79,889
General Merchandise Stores - 1.9%
BJ's Wholesale Club, Inc. (a)	520	17,128
Hot Topic, Inc. (a)	170	5,823
		22,951
Retail & Wholesale, Miscellaneous - 3.5%
Alberto-Culver Co. Class B	10	336
Coldwater Creek, Inc. (a)	70	2,078
PC Connection, Inc.	410	11,179
SCP Pool Corp. (a)	485	12,549
Ultimate Electronics, Inc. (a)	410	14,811
		40,953
TOTAL RETAIL & WHOLESALE		143,793
SERVICES - 12.1%
Advertising - 0.5%
ADVO, Inc. (a)	145	5,338
Educational Services - 5.6%
Career Education Corp. (a)	95	3,675
Corinthian Colleges, Inc. (a)	365	25,231
Devry, Inc. (a)	180	6,649
New Horizons Worldwide, Inc. (a)	1,390	20,155
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Educational Services - continued
ProsoftTraining.com (a)	1,205	$ 8,435
University of Phoenix Online	90	2,363
		66,508
Services - 6.0%
Caremark Rx, Inc. (a)	440	5,500
Chemed Corp.	400	13,150
Hall Kinion & Associates, Inc. (a)	120	3,173
Kroll-O'Gara Co. (a)	920	5,405
Learning Tree International, Inc. (a)	400	18,100
On Assignment, Inc. (a)	60	1,511
Robert Half International, Inc. (a)	110	3,355
Steiner Leisure Ltd. (a)	215	4,730
Watson Wyatt & Co. Holdings	925	16,014
		70,938
TOTAL SERVICES		142,784
TECHNOLOGY - 19.1%
Communications Equipment - 1.1%
Plantronics, Inc. (a)	280	12,775
Computer Services & Software - 11.4%
About.com, Inc. (a)	120	2,880
Affiliated Computer Services, Inc. Class A (a)	565	31,463
American Management Systems, Inc. (a)	330	7,136
Black Box Corp. (a)	545	35,894
Carreker Corp. (a)	185	3,423
Great Plains Software, Inc. (a)	235	9,150
Informatica Corp. (a)	75	7,088
Manugistics Group, Inc. (a)	60	6,836
Moldflow Corp.	20	506
Netegrity, Inc. (a)	125	9,750
NetIQ Corp. (a)	20	1,723
Perot Systems Corp. Class A (a)	210	2,087
TALX Corp.	205	5,151
The BISYS Group, Inc. (a)	255	12,017
		135,104
Computers & Office Equipment - 5.5%
Avocent Corp. (a)	230	16,316
FileNET Corp. (a)	670	17,755
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Insight Enterprises, Inc. (a)	670	$ 21,775
RadiSys Corp. (a)	330	8,745
		64,591
Electronics - 0.3%
Technitrol, Inc.	30	3,326
Photographic Equipment - 0.8%
InFocus Corp. (a)	220	9,721
TOTAL TECHNOLOGY		225,517
TRANSPORTATION - 1.2%
Trucking & Freight - 1.2%
Expeditors International of Washington, Inc.	20	1,038
Forward Air Corp. (a)	70	2,879
Heartland Express, Inc. (a)	180	3,128
Landstar System, Inc. (a)	160	7,560
		14,605
UTILITIES - 4.0%
Electric Utility - 3.0%
Black Hills Corp.	640	20,000
NRG Energy, Inc.	515	13,390
Public Service Co. of New Mexico	100	2,756
		36,146
Telephone Services - 1.0%
Illuminet Holdings, Inc.	480	11,558
TOTAL UTILITIES		47,704
TOTAL COMMON STOCKS (Cost $1,006,243)		1,082,182
Cash Equivalents - 16.9%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.56%, dated 10/31/00 due 11/1/00 (Cost $200,000)	$ 200,036	$ 200,000
TOTAL INVESTMENT PORTFOLIO - 108.3% (Cost $1,206,243)		1,282,182
NET OTHER ASSETS - (8.3)%		(98,273)
NET ASSETS - 100%		$ 1,183,909
Legend
(a) Non-income producing
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,240,891. Net unrealized appreciation aggregated $41,291, of which $90,238 related to appreciated investment securities and $48,947 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $200,000) (cost $1,206,243) - See accompanying schedule		$ 1,282,182
Cash		953
Receivable for investments sold		80,548
Receivable for fund shares sold		270
Dividends receivable		43
Prepaid expenses		28,336
Receivable from investment adviser for expense reductions		1,362
Total assets		1,393,694
Liabilities
Payable for investments purchased	$ 165,779
Other payables and accrued expenses	44,006
Total liabilities		209,785
Net Assets		$ 1,183,909
Net Assets consist of:
Paid in capital		$ 1,172,582
Undistributed net investment income		11
Accumulated undistributed net realized gain (loss) on investments		(64,623)
Net unrealized appreciation (depreciation) on investments		75,939
Net Assets, for 117,598 shares outstanding		$ 1,183,909
Net Asset Value, offering price and redemption price per share ($1,183,909 ÷ 117,598 shares)		$10.07

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	September 26, 2000 (commencement of operations) to October 31, 2000 (Unaudited)
Investment Income Dividends		$ 146
Interest		967
Total income		1,113
Expenses
Management fee	$ 733
Transfer agent fees	114
Accounting fees and expenses	5,750
Custodian fees and expenses	4,454
Registration fees	3,579
Audit	3,357
Total expenses before reductions	17,987
Expense reductions	(16,885)	1,102
Net investment income		11
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(64,623)
Change in net unrealized appreciation (depreciation) on investment securities		75,939
Net gain (loss)		11,316
Net increase (decrease) in net assets resulting from operations		$ 11,327

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

September 26, 2000 (commencement of operations) to October 31, 2000 (Unaudited)
Increase (Decrease) in Net Assets
Operations Net investment income	$ 11
Net realized gain (loss)	(64,623)
Change in net unrealized appreciation (depreciation)	75,939
Net increase (decrease) in net assets resulting from operations	11,327
Share transactions Net proceeds from sales of shares	1,172,582
Total increase (decrease) in net assets	1,183,909
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $11)	$ 1,183,909
Other Information Shares sold	117,598

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

October 31, 2000 E
(Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	.07
Total from investment operations	.07
Net asset value, end of period	$ 10.07
Total Return B, C	0.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,184
Ratio of expenses to average net assets	1.05% A, F
Ratio of net investment income to average net assets	.01% A
Portfolio turnover rate	1,046% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 26, 2000 (commencement of operations) to October 31, 2000.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of the fund for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders.

Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,173,968 and $1,103,102, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment will not take effect until September 1, 2001. For the period, the management fee was equivalent to an annualized rate of .70% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $33 for the period.

5. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.05% of average net assets. For the period, the reimbursement reduced the expenses by $16,885.

6. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 85% of the total outstanding shares of the fund.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SMR-SANN-1200 118888
1.749363.100